As filed with the Securities and Exchange Commission on October 23, 2002
                    Investment Company Act File No. 811-21138


===============================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                        [x] Pre-Effective Amendment No. 1


                          -----------------------------


                         Phoenix - LJH Advisors Fund LLC
               (Exact name of Registrant as specified in Charter)

                       2640 Golden Gate Parkway, Suite 205
                              Naples, Florida 34105

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (239) 403-3030


                               Willis W. Williams
                     Phoenix/LJH Alternative Investments LLC
                       2640 Golden Gate Parkway, Suite 205
                              Naples, Florida 34105

                     (Name and address of agent for service)

                                    COPY TO:

                                Scott R. MacLeod
                              Holland & Knight LLP
                             200 South Orange Avenue
                             Orlando, Florida 32801

-------------------------------------------------------------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in Registrant are not being registered under the Securities Act of 1933 (the "1933 Act") and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the 1933 Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an "accredited investor" in Regulation D under the 1933 Act and an "eligible investor" as described in this Registration Statement. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, Interests in Registrant.

===============================================================================


                         Phoenix - LJH Advisors Fund LLC

                              Cross Reference Sheet

              Description                               Location
              -----------                               --------

PART A--INFORMATION IN A PROSPECTUS

Item 1.       Outside Front Cover                       Not Applicable

Item 2.       Inside Front and Outside Back Cover       Not Applicable

Item 3.       Fee Table and Synopsis                    Summary of Terms

Item 4.       Financial Highlights                      Not Applicable

Item 5.       Plan of Distribution                      Not Applicable

Item 6.       Selling Shareholders                      Not Applicable

Item 7.       Use of Proceeds                           Not Applicable

Item 8.       General Description of the Registrant     Outside Front Cover
                                                        Summary Of Terms;
                                                        Structure; Investment
                                                        Program

Item 9.       Management                                The Board of Directors,
                                                        The Adviser

Item 10.      Capital Stock, Long-Term Debt and         Capital Accounts and
               Other Securities                         Allocation

Item 11.      Defaults and Arrears on Senior            Not Applicable
               Securities

Item 12.      Legal Proceedings                         Not Applicable

Item 13.      Table of Contents of the Statement        Not Applicable
               Of Additional Information

PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 14.      Cover Page                                Cover Page

Item 15.      Table of Contents                         Table of Contents

Item 16.      General Information and History           Not Applicable

Item 17.      Investment Objective and Policies         Investment Program;
                                                        Types of Investments and
                                                        Related Risks; Other
                                                        Risks

Item 18.      Management                                The Board of Directors;
                                                        Conflicts Of Interest

Item 19.      Control Persons and Principal Holders     The Adviser
               Of Securities

Item 20.      Investment Advisory and Other             The Adviser; Fees and
               Services                                 Expenses

Item 21.      Brokerage Allocation and Other            Conflicts of Interest
               Practices

Item 22.      Tax Status                                Tax Aspects

Item 23.      Financial Statements                      Not Applicable

PART C--OTHER INFORMATION

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                                     Name:______________________
                                                     Number:____________________


                       ----------------------------------


                          Phoenix-LJH Advisors Fund LLC

                       ----------------------------------


                          PRIVATE PLACEMENT MEMORANDUM

                                    [ ], 2002

                       ----------------------------------


                     PHOENIX/LJH ALTERNATIVE INVESTMENTS LLC

                                     ADVISER

                       ----------------------------------










In making an investment decision, an investor must rely upon his, her or its own examination of Phoenix - LJH Advisors Fund LLC (the "Company") and the terms of the offering, including the merits and risks involved, of the limited liability company interests (the "Interests") described in this private placement memorandum ("Private Placement Memorandum"). The Interests have not been registered with or approved or disapproved by the Securities and Exchange Commission or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Private Placement Memorandum or the merits of an investment in the Interests. Any representation to the contrary is a criminal offense.

                                TO ALL INVESTORS

     The Interests have not been and will not be registered under the Securities Act of 1933 (the "1933 Act") or the securities laws of any state. The offering contemplated by this Private Placement Memorandum will be made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities that do not involve any public offering, and analogous exemptions under state securities laws. This Private Placement Memorandum will not constitute an offer to sell or the solicitation of an offer to buy nor will any sale of Interests be made in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Company that are inconsistent with those contained in this Private Placement Memorandum. Prospective investors ("you") should not rely on any information not contained in this Private Placement Memorandum or the accompanying exhibits. This Private Placement Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Interests and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document).

     The information in this Private Placement Memorandum is given as of the date on the cover page, unless another time is specified, and you should not infer from either the subsequent delivery of this Private Placement Memorandum or the acceptance of your investment that there have not been any changes in the facts described since that date.

     You and your authorized representatives may ask questions of the management of the Company about the terms and conditions of this offering, and may obtain additional information, to the extent the management of the Company possesses such additional information or can obtain it without unreasonable effort or expense.

     Prospective investors should not construe the contents of this Private Placement Memorandum as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Company for the investor. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Company's Limited Liability Company Agreement (the "LLC Agreement"), the 1933 Act and applicable state securities laws, pursuant to registration or exemption from these provisions.

     You should carefully read this entire Private Placement Memorandum, which contains a complete copy of the LLC Agreement as Appendix A attached hereto. You will be required to make a number of important representations and warranties in the Subscription Agreement attached hereto as Appendix B upon which the Company and the Adviser will rely. Sign it only after reading it carefully.


     Once you have completed these instructions, return the entire Subscription Agreement and any additional agreements and documents required by the Subscription Agreement to the Company. If you have any questions regarding completion of subscription documents, you should contact Edward den Dooven by telephone at (239) 403-3031, or via e-mail at edendooven@ljh.com.


     If you invest, retain this Private Placement Memorandum for your records.


                            PRIVACY POLICY STATEMENT

     The Company and the Adviser collect non-public personal information about investors from information received on subscription documents and other forms and information required in connection with a subscription for Interests and information concerning
Members' transactions with the Company. The Company and the Adviser will not disclose any non-public personal information relating to current or former investors except as required by law or in connection with the administration, processing and servicing of repurchases and subscriptions or to the Company's administrator, accountants, attorneys and auditors, in each such case subject to customary undertakings of confidentiality. The Company and the Adviser restrict access to non-public personal information relating to investors to personnel of the Company and the Adviser and other personnel who need to know that information in connection with the operation of the Company. The Company maintains physical, electronic and procedural controls in keeping with U.S. federal standards to safeguard the Company's non-public personal information relating to investors.

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----

SUMMARY OF TERMS..............................................................1


SUMMARY OF FUND EXPENSES.....................................................21

THE COMPANY..................................................................22

USE OF PROCEEDS..............................................................23

STRUCTURE....................................................................23

INVESTMENT PROGRAM...........................................................24

TYPES OF INVESTMENTS AND RELATED RISKS.......................................29

OTHER RISKS..................................................................41

INVESTMENT POLICIES AND RESTRICTIONS.........................................44

THE BOARD OF DIRECTORS.......................................................46

THE ADVISER..................................................................48

INVESTMENT ADVISORY AGREEMENT................................................51

VOTING.......................................................................52

CONFLICTS OF INTEREST........................................................52

BROKERAGE....................................................................56

FEES AND EXPENSES............................................................57

CAPITAL ACCOUNTS AND ALLOCATIONS.............................................60

ADMINISTRATOR................................................................65

SUBSCRIPTIONS FOR INTERESTS..................................................65

REDEMPTIONS, REPURCHASES AND TRANSFERS OF INTERESTS..........................71

TAX ASPECTS..................................................................76

ERISA CONSIDERATIONS.........................................................87

ADDITIONAL INFORMATION REGARDING THE LLC AGREEMENT...........................88

TERM, DISSOLUTION AND LIQUIDATION............................................90

REPORTS TO MEMBERS...........................................................91

FISCAL YEAR..................................................................91

ACCOUNTANTS AND LEGAL COUNSEL................................................91

CUSTODIAN....................................................................91

INQUIRIES....................................................................91

                                SUMMARY OF TERMS

THE COMPANY                     Phoenix-LJH Advisors Fund LLC (the" Company") is
                                a newly formed limited liability company organized under the laws of the State of Delaware and registered under the Investment
                                Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, management investment company. Like an unregistered private investment fund, the Company will privately offer and sell its limited liability company interests (the "Interests") in large minimum denominations to high net worth individual and institutional investors and will restrict transferability of the Interests.


                                Under the Limited Liability Company Agreement of the Company (the "LLC Agreement"), the Company may issue one or more series of Interests (each, a "Series") having such relative rights and preferences as established by the LLC Agreement and by the Board of Directors (as defined below) and bearing separate liabilities. As of the date of this Private Placement Memorandum, the Board of Directors has established two separate Series designated as "Series A" and "Series C" (together, the "Series"). This Private Placement Memorandum relates to the offer and sale of Interests of both Series A and Series C (and references in this Private Placement Memorandum to "Interests" should be understood as referring either separately to Interests of Series A or Series C or collectively to Interests of both Series, as the context may require). Each Series has the same investment objective and investment program, but different sales charges and distribution and investor service fees, which will impact the performance of each Series.


                                Unlike an unregistered investment fund, the Company has registered under the 1940 Act to be able to offer the Interests without limiting the number of investors who can participate in its investment program. Phoenix/LJH Alternative Investments LLC, a Delaware limited liability company that will be, prior to the Company's inception of operations, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") will serve as the Company's Investment Adviser (the "Adviser") and will be responsible for management of the Company's investment portfolio. The Adviser is a newly created joint venture between Phoenix Investment Partners, Ltd. ("PXP") and LJH Global Investments, LLC ("LJH").

                                Investors who purchase Interests in the
                                offering, and other persons who acquire
                                Interests and are admitted to the Company by its Board of Directors (individually, a "Director" and collectively, the "Board of Directors") will become members of the Company ("Members").

INVESTMENT PROGRAM              The Company seeks to provide investors with
                                exposure to a broad-ranging, multi-manager portfolio of Investment Funds (as defined below), with the objective of delivering consistent returns with relatively low volatility and relatively low dependence on movements in major equity and bond markets.

                                The Company seeks to achieve its objective by investing substantially all of its assets in the securities of approximately 10-20 Investment Funds that the Adviser considers to be appropriate components of an "absolute return" investment strategy. The Adviser's "absolute return" strategy is distinguished by an emphasis on underlying managers ("Underlying Managers") who attempt to hedge market risk and other risk factors in order to construct trades that take risks about which the Underlying Manager has an opinion while reducing risks about which the Underlying Manager does not have an opinion. As a result, the Company seeks to have relatively low correlation to the performance of major equity and debt market indices.

                                Some of the strategies used by Investment Funds to which the Company's assets will be allocated include, among other things: statistical arbitrage, fundamental equity arbitrage, equity market-neutral, equity long-short, fixed-income arbitrage, convertible bond arbitrage, event-driven strategies (e.g., merger arbitrage and distressed investing) and systematic futures strategies. Underlying Managers are carefully selected and monitored by the Adviser's team of investment professionals. Underlying Managers selected by the Adviser typically will have the flexibility to employ a variety of investment strategies using a broad range of financial instruments. The Adviser intends to actively manage the portfolio of Underlying Managers with which it invests--meaning it will add and remove Underlying Managers and adjust the allocation to Underlying Managers as it sees fit in order to better enable the portfolio to achieve its long-term return and risk targets. The Company may also seek to gain investment exposure to certain Underlying Managers through limited use of derivative transactions, such as total return swaps, options and futures. See "Types of Investments and Related Risks - Investment Related Risks - Swap Agreements".

                                Managers pursuing absolute return strategies seek to make profit by capitalizing on various inefficiencies in the marketplace rather than by focusing solely on the performance of a particular benchmark. As generally described above, Underlying Managers pursuing absolute return strategies typically have the flexibility to employ a variety of investment strategies using a broad range of financial instruments and asset classes. Most absolute return strategies aim to achieve superior risk-adjusted returns with relatively low reliance upon the orientation of global capital markets, primarily through specific security selection and timing decisions. Historically, the correlation of returns of absolute return strategies has been low in comparison with major equity and debt market indices. The addition of a selection of a varied mix of different absolute return strategies to a portfolio of traditional investments may, over a long-term investment period, provide benefits arising from increased diversification and reduced volatility of the investor's overall returns.

                                Subject to the ultimate authority of the Company's Board of Directors, the Adviser's team of investment professionals will be responsible for the various aspects of the investment process, including evaluation of Investment Funds and Underlying Managers, portfolio and risk management and ongoing monitoring of investments. The Adviser intends to select Investment Funds that possess characteristics that the Adviser believes will provide them with some advantage over other funds following similar strategies. Such advantageous characteristics may include superior market models, a team of talented and experienced investment professionals, or a strategy that cannot be easily duplicated by competitors.

                                Each investment made for the Company's
                                investment portfolio will be subjected to an extensive due diligence process, analyzing both quantitative and qualitative criteria. This process includes an evaluation of the Investment Fund's strategy, its ability to pursue this strategy and its risk management processes. In addition, the Adviser will typically assess the business operations of each Investment Fund.

                                The Adviser will endeavor to allocate the Company's investment portfolio to a variety of Investment Funds and strategies to limit the negative impact that any single Investment Fund might have on the risk and return targets of the overall portfolio should that fund perform below expectations. To minimize risk to the portfolio, the Adviser will not initially allocate more than 15% of the portfolio's assets to any single Investment Fund in all cases measured at the time of investment. These limits may be exceeded from time to time as a result of relative outperformance or underperformance of, or adjustments in allocations to, an Investment Fund or strategy and the Adviser may or may not adjust the portfolio allocation in such event.

                                The Adviser will engage in an ongoing analysis of each of the Investment Funds in which the Company invests in an effort to monitor its strategies and operations. The Adviser may divest from Investment Funds that it believes are unjustifiably operating outside the scope of their objectives or investment skills, are otherwise failing to meet the Adviser's expectations, or for other reasons determined by the Adviser in its sole discretion.

                                The Underlying Managers selected by the Adviser generally conduct their investment programs through private investment funds not registered under the 1940 Act that have investors other than the Company (collectively, "Investment Funds"). In addition to investments in Investment Funds, the Company may allocate assets directly to Underlying Managers either in the form of a directly managed account or through the creation of a special purpose investment vehicle in which the Company would be the sole investor. Underlying Managers to whom managed account or special purpose investment vehicle allocations are made are referred to in this Private Placement Memorandum as "Direct Allocation Underlying Managers".

                                The Adviser will evaluate the Underlying
                                Managers periodically to determine whether their investment programs are consistent with the Company's investment objectives and whether their investment performance and other criteria are satisfactory. The Adviser generally considers a wide range of factors in evaluating each Underlying Manager, including:

                                * Past investment performance during various
                                  market conditions

                                * Investment strategies and processes used

                                * Risk management procedures

                                * Correlation of results with other Underlying
                                  Managers

                                * Reputation, experience and training of key
                                  personnel

                                * The existence of personal investment by
                                  principals of the Underlying Manager in the investment program

                                The Company's assets may be reallocated among Underlying Managers, and existing Underlying Managers may be terminated and other and/or additional Underlying Managers may be selected, subject to the condition that the retention of a Direct Allocation Underlying Manager will require approval of the Board of Directors and of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities, unless the Company receives an exemption from certain provisions of the 1940 Act. See "Summary of Terms - Board of Directors".

                                Funds not registered under the 1940 Act
                                typically provide greater flexibility than traditional registered investment companies, such as mutual funds, as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. The Underlying Managers selected by the Company may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. Although the Underlying Managers will primarily invest and trade in equity and debt securities (domestic and non-U.S.), they may also invest and trade in a wide range of other investments, including but not limited to, equity-related instruments, currencies, options, financial futures, commodity futures and forwards and debt-related instruments. In addition, the Underlying Managers may sell securities short, use leverage and use a wide range of other investment techniques, including but not limited to derivative investments. The Underlying Managers are generally not limited in the markets, either by type or location, such as large capitalization, small capitalization or non-U.S. markets, in which they invest or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis. The Underlying Managers may use various investment techniques for hedging and non-hedging purposes. An Underlying Manager may, for example, sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Private Placement Memorandum. The use of these techniques may be an integral part of an Underlying Manager's investment program, and may involve certain risks. The Underlying Managers may use leverage, which also entails risk. See "Types of Investments and Related Risks".

                                For purposes of the Company's investment restrictions and investment limitations under the 1940 Act, the Company will "look through" to the underlying investments of any Investment Funds it creates for the specific purpose of facilitating management of the Company's assets by a Direct Allocation Underlying Manager (as opposed to Investment Funds formed and managed by third parties). Other Investment Funds in which the Company invests, however, are not subject to the Company's investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act. The Company may invest in high quality fixed income securities and money market instruments or may borrow or hold cash or cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Interests or for other purposes. The Company may, at a future time without the need to obtain specific consent of its Members, seek to achieve its objective by investing all of its assets in a single fund that will invest in Investment Funds as described herein.

POTENTIAL BENEFITS OF
INVESTING IN THE COMPANY        The Company  will offer not only the  benefits
                                associated with the Underlying Managers' individual investment strategies, but also the potential for diversification by allocating its assets among a portfolio of Underlying Managers.
                                The

                                Adviser expects that by allocating the Company's assets for investment among multiple Underlying Managers, the Company may reduce the volatility inherent in a direct investment with any single Underlying Manager. An investment in the Company will enable investors to have their assets managed by a group of Underlying Managers whose services generally are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Company also will enable investors to invest with a cross section of Underlying Managers without being subject to the high minimum investment requirements that Underlying Managers typically impose on investors. The underlying assets of the Company would not be considered "plan assets" of employee benefit plans that are investing in the Company for purposes of the fiduciary responsibility rules contained in the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the prohibited transaction rules contained in ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code").

RISK FACTORS                    The Company's investment program is speculative
                                and entails substantial risks. No assurance can be given that the Company's investment objective will be achieved. The Company's performance depends upon the performance of the Underlying
                                Managers, and the Adviser's ability to select, allocate and reallocate effectively the
                                Company's assets among them. Each Underlying
                                Manager's use of leverage, short sales and derivative transactions, in certain circumstances, can result in significant losses.
                                Each investment strategy to which the Company allocates capital will involve a different set of complex risks, and those principal risks as currently anticipated are detailed below in this Private Placement Memorandum. As a non-diversified investment company, the Company is subject to no percentage limitations imposed by the 1940 Act on the portion of its assets that may be invested in the securities of any one issuer. As a result, the Company's investment portfolio may be subject to greater risk and volatility than if the Company invested in the securities of a broader range of issuers.
                                See "Types of Investments and Related Risks".

                                Each Underlying Manager generally will charge the Company an asset-based fee, and some or all of the Underlying Managers will receive incentive allocations. The asset-based fees of the Underlying Managers are generally expected to range from 1% to 2% annually of the net assets under their management and the incentive allocations to the Underlying Managers are generally expected to range from 15% to 25% of net profits annually. The Adviser may also receive an incentive allocation (the "Incentive Allocation"). The receipt of an incentive allocation by an Underlying Manager, or of the Incentive Allocation by the Adviser, may create an incentive for an Underlying Manager or the Adviser to make investments that are riskier or more speculative than those that might have been made in the absence of an incentive allocation or the Incentive Allocation. In addition, because an incentive allocation or the Incentive Allocation will generally be calculated on a basis that includes unrealized appreciation of the Company's or an Investment Fund's assets, these allocations may be greater than if they were based solely on realized gains. See "Summary of Terms - Incentive Allocation" and "Capital Accounts and Allocations".

                                Special tax risks are associated with an investment in the Company. See "Other Risks - Tax Considerations; Distributions to Members and Payment of Tax Liability".

                                The Company is a newly formed entity and has no operating history upon which investors can evaluate its performance. The personnel of the Adviser responsible for managing the Company's investment portfolio, however, have substantial experience in managing investments and private investment funds.

                                Interests in the Company will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. See "Types of Investments and Related Risks", "Tax Aspects", and "Redemptions, Repurchases and Transfers of Interests".

                                Investing in a fund of hedge funds, such as the Company, involves other risks, including the following:

                                The Investment Funds generally will not be registered as investment companies under the 1940 Act and the Company, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Adviser will periodically receive information from each Underlying Manager regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. Underlying Managers are not contractually or otherwise obligated to inform their investors, including the Company, of details surrounding proprietary investment strategies. In addition, the Company and the Adviser have no control over the Underlying Managers' investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Underlying Manager in these areas. The performance of the Company is entirely dependent on the success of the Adviser in selecting Underlying Managers and/or Investment Funds for investment by the Company and the allocation and reallocation of Company assets among Underlying Managers and/or Investment Funds.

                                An investor who meets the eligibility conditions imposed by the Underlying Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Company, could invest directly with the Underlying Managers or in Investment Funds. By investing in the Investment Funds indirectly through the Company, an investor bears a proportionate part of the asset-based fees and Incentive Allocation paid by the Company to the Adviser and other expenses of the Company, and also indirectly bears a portion of the asset-based fees, incentive allocations and other expenses borne by the Company as an investor in the Investment Funds.

                                Each Underlying Manager will receive any incentive allocations to which it is entitled irrespective of the performance of the other Underlying Managers and the Company generally. An Underlying Manager with positive performance may receive compensation from the Company, and indirectly from its investors, even if the Company's overall returns are negative. Investment decisions of the Investment Funds are made by the Underlying Managers independently of each other. Consequently, at any particular time, one Investment Fund may be purchasing interests in an issuer that at the same time are being sold by another Investment Fund. Investing by Investment Funds in this manner could cause the Company to indirectly incur certain transaction costs without accomplishing any net investment result. The Company may make additional investments in, or withdrawals from, the Investment Funds only at certain times specified in the governing documents of the Investment Funds. The Company from time to time may, in turn, have to invest some of its assets in high quality fixed income securities and money market instruments or may borrow or hold cash or cash equivalents pending the investment of assets in Investment Funds or for other purposes.


                                Pursuant to the requirements of the 1940 Act, the Company will limit its investment in any one Investment Fund to less than 5% of the Investment Fund's voting securities, absent an order from the Securities and Exchange Commission (the "SEC") permitting investments constituting a greater percentage of such securities. However, to permit the investment of more of its assets in an Investment Fund deemed attractive by the Adviser, the Company may purchase non-voting securities of Investment Funds or contractually forgo its voting rights, on a case by case basis, by expressly waiving such rights in the appropriate documentation required to effect purchases of securities in the Investment Funds subject to a limitation that the Company will not purchase voting and non-voting interest in an Investment

                                Fund that in the aggregate represent 25% or more of an Investment Fund's outstanding equity, absent any amendment to the 1940 Act or any SEC order (or answers from the SEC staff) prompting Investments constituting greater percentage of such securities.


                                To the extent the Company's holdings in an Investment Fund afford it no ability to vote on matters relating to the Investment Fund, the Company will have no say in matters that could adversely affect the Company's investment in the Investment Fund. Investment Funds may be permitted to distribute securities in kind to investors, including the Company. Securities that the Company may receive upon a distribution may be illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Company.

                                Prospective investors in the Company should review carefully the discussion under the captions "Types of Investments and Related Risks" and "Other Risks" for other risks associated with the Company and the Underlying Managers' styles of investing. An investment in the Company should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the economic risk of the investment.

BOARD OF DIRECTORS              The Company's Board of Directors has overall
                                responsibility for monitoring and overseeing the Company's investment program and its management and operations. The Board of Directors will carry out its oversight obligations as may be required by the 1940 Act, state law, or other applicable laws or regulations. As used herein, the term "Director" is synonymous with the term
                                "Manager" within the meaning of the Delaware
                                Limited Liability Company Act. Each Member will be deemed to have voted for the election of each initial Director. Any vacancy on the Board of Directors may be filled by the remaining
                                Directors, except to the extent the 1940 Act requires the election of Directors by the Members. A majority of the Directors are not "interested persons" (as defined by the 1940
                                Act) of the Company or the Adviser. See "The
                                Board of Directors" and "Voting".


THE ADVISER                     Phoenix/LJH Alternative Investments LLC, a
                                limited liability company formed under the laws of the State of Delaware and registered as a registered investment adviser under the Advisers
                                Act, will serve as the investment adviser of the Company. See "The Adviser".

                                The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser that is effective for an initial term expiring November 30, 2004 and may be continued in effect from year to year thereafter if the continuance is approved annually by either the Board of Directors or the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company so long as, in either case, the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on approval. The Investment Advisory Agreement is terminable by the Company on sixty (60) days' prior written notice by the Board of Directors, or by vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Company, or by the Adviser also on sixty (60) days' prior written notice.


                                The Adviser is a newly formed joint venture between PXP and LJH. PXP and LJH are the sole members of and provide all managers of the Adviser. LJH and PXP have divided among themselves responsibilities delegated to the Adviser by the Company's Board of Directors. Under the terms of the Adviser's Operating Agreement, LJH personnel are responsible for the selection of Investment Funds and Underlying Managers and the allocation of the Company's assets. PXP personnel are responsible for any of the Adviser's functions that relate to sales and marketing and distribution of membership interests in the Company. LJH and PXP divide among themselves responsibility for administrative matters the Company's Board of Directors has not delegated to another third party.

                                PXP is the investment management subsidiary of The Phoenix Companies, Inc. (NYSE: PNX), a publicly traded company in the wealth management business with executive offices in Hartford, Connecticut.

                                LJH operates funds of hedge funds and also serves as consultant to private and institutional investors in the area of non-traditional investments, providing investment manager evaluation, selection and monitoring. LJH is registered as a commodity pool operator and commodity trading adviser with the National Futures Association and as a Registered Investment Adviser with the Securities and Exchange Commission. LJH has offices in Naples, Florida, London and San Francisco, California.

THE MANAGEMENT TEAM             The Company's portfolio will be managed by a
                                team of LJH investment professionals (the
                                "Management Team") that includes: James R.
                                Hedges, IV, MIM, Marcel N. Massimb, PH.D.,
                                M.B.A., M.S., Michael K. Holt, MBA, and
                                Edward M. Wright, MBA, CFA. The Management Team has extensive experience managing funds of hedge funds pursuing absolute return strategies.

ADMINISTRATOR                   The Company has retained PFPC, Inc. (the
                                "Administrator") to provide certain
                                administrative services to the Company.

                                Fees payable to the Administrator for these services, and reimbursement for the Administrator's out-of-pocket expenses, will be paid by the Company. See "Fees and Expenses" and "Administrator".

CUSTODIAN                       The Company has retained PFPC Trust Company (the
                                "Custodian") to provide certain custodial services to the Company. Fees payable to the Custodian for these services, and reimbursement for the Custodian's out-of-pocket expenses, will be paid by the Company. See "Fees and Expenses" and "Custodian".

FEES AND EXPENSES               The Adviser will bear all of its own overhead
                                costs incurred in providing investment advisory services to the Company.

                                The Company will bear all ordinary operating expenses of the Company including all investment related expenses, including, but not limited to, fees paid directly or indirectly to Underlying Managers, travel, all costs and expenses directly related to portfolio transactions and positions for the Company's account such as direct and indirect expenses associated with the Company's investments, including its investments in Investment Funds (whether or not consummated), transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the expenses of consultants, attorneys and experts) and, if applicable in the event the Company utilizes a Direct Allocation Underlying Manager, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; all costs and expenses associated with the establishment of special purpose vehicles managed by Direct Allocation Underlying Managers; any non-investment related interest expense; attorneys' fees and disbursements associated with updating the Company's Private Placement Memorandum and subscription documents (the "Offering Materials"); fees and disbursements of any attorneys and accountants engaged by the Company, and expenses related to the annual audit of the Company; fees paid to the Administrator; record keeping, custody and escrow fees and expenses; the costs of errors and omissions/managers and officers liability insurance and a fidelity bond; the costs of preparing and mailing reports and other communications to Members; the Management Fee (as defined below); all costs and charges for equipment or services used in communicating information regarding the Company's transactions among the Adviser and any custodian or other agent engaged by the Company; Company organizational and registration expenses; any state or local limited liability company fees; and any extraordinary expenses.

                                The Company's organizational expenses are estimated at $250,000. According to the guidelines followed by the American Institute of Certified Public Accountants applicable to the Company, the organizational expenses must be expensed by the Company as incurred. In order to achieve a more equitable distribution of the impact of those expenses among the Company's Members, an amount equal to the organizational expenses incurred by the Company will be allocated among and credited to or debited against the capital accounts of all Members based on the percentage that a Member's contributed capital to the Company bears to the total capital contributed to the Company by all Members as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which capital contributions of Members are made. These allocations will thereafter be adjusted as of each date, through and including November 30, 2003, on which additional capital is contributed to the Company by Members.


                                In consideration of the advisory and other services provided by the Adviser to the Company, the Company will pay the Adviser a monthly fee of 1/12 of 1.25% (1.25% on an annualized basis) of the Company's net assets (the "Management Fee"). The Management Fee will be an expense out of the Company's assets. See "Capital Accounts and Allocations".


                                The Adviser may pay certain brokers, transfer agents, financial intermediaries and others for providing investor services or in connection with the placement of Interests in the Company.


ALLOCATION
OF PROFIT AND LOSS              The net profits or net losses of the Company
                                (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital account of a Member at the end of each monthly fiscal period of the Company in accordance with the Member's "investment percentage" for the period. A Member's investment percentage will be determined by dividing as of the start of a fiscal period the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members. The amount of net profits, if any, allocated to a Member may be reduced by the Member's share of the Adviser's Incentive
                                Allocation. See "Capital Accounts and
                                Allocations - Allocation of Net Profits and Net
                                Losses" and "- Incentive Allocation".

INCENTIVE ALLOCATION            In addition to the Management Fee, the Adviser
                                will be entitled to receive an Incentive
                                Allocation for each calendar year equal to 10% per annum of the combined amount by which the net profits allocated to each Member's capital account for each six (6) month period in the calendar year in excess of any net losses so allocated for such periods, exceed the respective amounts that such Member would have been allocated with respect to its Capital
                                Account had such Member received a return for each such six (6) month period equal to that of the 3-month Treasury bill rate published in the Federal Reserve Statistical Release H. 15 as of the last business day prior to the inception of such period (the "Hurdle").

                                The amount of any Incentive Allocation that may be deducted from a Member's capital account for a given calendar year will be adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member for that period. If at the end of any calendar year the sum of net losses allocated to a Member's capital account and the average Hurdle for such year exceed net profits so allocated, a "Loss Carry - forward Amount" in the amount of such excess will be established for the capital account of that Member. Loss Carry - forward Amounts are cumulative with respect to prior calendar years, and no Incentive Allocation will be made until an investor has recovered all Loss Carry - forward Amounts. This is sometimes known as a "high water mark."


                                The Adviser holds a non-voting Special Advisory Member interest in the Company (the "Special Advisory Account") through a special member vehicle, solely for the purpose of receiving the Incentive Allocation. (See "Capital Accounts and Allocations - Incentive Allocation".) The Adviser may withdraw amounts from the Special Advisory Account at any time.

DISTRIBUTION AND
MEMBER SERVICING
PLAN Each Series of the Company has adopted a Distribution and Member Servicing Plan to provide certain distribution and member-servicing activities for the Company and its Members. Series A may pay up to 0.25% per year of its net assets and Series C may pay up to 0.90% per year of net assets for such distribution and member-servicing activities. These fees finance distribution activities that promote the sale of the Company's Interests. Distribution activities include, but are not necessarily limited to, advertising, printing and mailing prospectuses to persons other than current Members, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel. Member services may include, among other things, assisting investors in processing their purchases or repurchase requests. Because these fees are paid out of the Company's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.

CONFLICTS OF INTEREST           The investment activities of the Adviser and the
                                Underlying Managers and their affiliates for their own accounts and other accounts they manage, may give rise to conflicts of interest that may disadvantage the Company. See
                                "Conflicts of Interest".

OFFERING Each Member must subscribe for a minimum initial investment in the Company of $25,000. Additional investments in the Company must be made in a minimum amount of $25,000. The minimum initial and additional investments may be reduced by the Board of Directors with respect to individual investors or classes of investors (as, for example, with respect to certain control persons, officers, key employees or directors of the Company, the Adviser, or its affiliates). The Company may, in the discretion of the Board of Directors, repurchase all of the Interests of a Member if the Member's capital account balance in the Company, as a result of repurchase or transfer requests by the Member, is less than $25,000.

                                The Board of Directors may accept initial and additional subscriptions for Interests as of the first business day of each calendar month, except that the Company may offer Interests more frequently as determined by the Board of Directors. All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription, although the Board of Directors may accept a subscription prior to receipt of cleared funds. A prospective investor must also submit a completed subscription agreement before the applicable subscription date. The Board of Directors reserves the right to reject any subscription for Interests (or portions of Interests) and may, in its sole discretion, suspend subscriptions for Interests at any time and from time to time.


                                Phoenix Equity Planning Corporation, an
                                affiliate of the Adviser, will act as
                                Distributor. Entities may be retained by the Distributor to assist in the placement of Interests. These entities ("Placement Agents"), which may be affiliated with the Adviser, will generally be entitled to receive a placement fee at the time of purchase from each investor purchasing a Series A Interest through a Placement Agent. The placement fee is a sales commission similar to a sales load charged by a traditional mutual fund. The specific maximum amount of a placement fee will be determined by the size of the investment, as follows:

                                  INVESTMENT AMOUNT         MAXIMUM PLACEMENT
                                                         FEE AS A % OF OFFERING
                                                                  PRICE

                                 Less than $100,000                 3%

                                 $100,000 but less than
                                 $300,000                           2%

                                 $300,000 but less than
                                 $500,000                           1%

                                 $500,000 and over                  0%



                                The placement fee will be added to a prospective investor's subscription amount; it will not constitute a capital contribution made by the investor to the Company nor part of the assets of the Company. In addition, the sales load may be waived in certain cases with respect to purchases of Interests by certain purchasers, including: persons affiliated with the Adviser (or with its affiliates); brokers and dealers that use Interests in connection with investment products they offer or that sell Interests to defined contribution plans for which the broker or dealer provides administration services; and certain retirement plans and deferred compensation plans.

                                With Series C Interests, an investor will not pay a sales charge when it initially invests in the Company, however if an investor tenders its Series C Interests for repurchase within 12 months of investing, it will be charged a 1.00% contingent deferred sales load on the amount redeemed. The deferred sales load may be waived or varied in the Company's discretion.


                                There is no minimum size for the Company to commence operations. Each investor's paid subscription amount is held in escrow until the Company's inception date or, for subsequent investments, the start of a month. See "Subscriptions for Interests - Placement Fees".

ELIGIBILITY                     Each prospective investor will be required to
                                certify that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act. Each prospective investor must also have a net worth of $1,500,000 (with his or her spouse) or otherwise be a "qualified client" within the meaning of Rule 205-3 under the Advisers Act.
                                Investors who are "accredited investors" as defined in Regulation D, and "qualified clients" within the meaning of Rule 205-3 are referred to in this Private Placement Memorandum as

                                "Eligible Investors." Existing Members
                                subscribing for additional Interests will be required to qualify as "Eligible Investors" at the time of the additional subscription. The qualifications required to invest in the Company will appear in a subscription agreement that must be completed by each prospective investor.


INITIAL CLOSING DATE            The initial closing date for subscriptions for
                                Interests is November 30, 2002 (the "Closing
                                Date"). The Board of Directors, however, in its sole discretion, may postpone the Closing Date for up to 90 days. The Company will commence operations following the Closing Date.


TRANSFER RESTRICTIONS           An Interest (or portion of an Interest) held by
                                a Member may be transferred only (1) by
                                operation of law due to the death, divorce, bankruptcy, insolvency or dissolution of the Member or (2) under certain limited circumstances, with the prior written consent of the Board of Directors (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). Unless the Board of Directors consults with its counsel and counsel confirms that the transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation, the Board of Directors generally may not consent to a transfer of an Interest (or portion of an Interest) unless the following conditions are met: (1) the transferring Member has been a Member for at least six months; (2) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase the Interest (or portion of the Interest); and (3) the transfer is (a) (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring
                                Member (e.g., certain transfers to affiliates, gifts and contributions to family entities), and
                                (ii) to members of the transferring Member's immediate family (siblings, spouse, parents or children), or (b) a distribution from a qualified retirement plan or an individual retirement account. In connection with any request to transfer an Interest (or portion of an Interest), the Board of Directors may require the Member requesting the transfer to obtain, at the Member's expense, an opinion of counsel selected by the Company as to such matters as the Board of Directors may reasonably request.

                                Transferees will not be allowed to become substituted Members without the prior written consent of the Board of Directors, which may be withheld in its sole discretion. A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company or the Board of Directors in connection with the transfer. See "Redemptions, Repurchases and Transfers of Interests - Transfers of Interests".

WITHDRAWALS AND
REPURCHASES OF INTERESTS
BY THE COMPANY                  No Member will have the right to require the
                                Company to redeem his, her or its Interest (or portion of the Interest). The Company may from time to time offer to repurchase Interests (or portions of them) pursuant to written tenders at least 60 calendar days prior to the relevant repurchase date (which tenders may be withdrawn by the Member at any time prior to the 30th calendar day before the relevant repurchase date), as described more fully below.
                                Repurchases will be made at such times and on such terms as may be determined by the Board of Directors, in its sole discretion. In determining whether the Company should offer to repurchase Interests (or portions of them), the Board of Directors will consider the recommendations of the Adviser. The Adviser expects that it will not recommend to the Board of Directors that the Company offer to repurchase Interests (or portions of them) from Members until December 31, 2003. The Adviser expects that after that date it typically will recommend to the Board of Directors that the Company offer to repurchase Interests (or portions of them) from Members semi-annually, on each June 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day), in an amount no greater than 5% of the outstanding Interests at each such date. The Board of Directors will consider the following factors, among others, in determining whether to accept this recommendation: (1) whether any Members have requested to tender Interests (or portions of them) to the Company; (2) the liquidity of the Company's assets; (3) the investment plans and working capital requirements of the Company; (4) the relative economies of scale with respect to the size of the Company; (5) the history of the Company in repurchasing Interests (or portions of them); (6) the availability of information as to the value of the Company's interests in underlying Investment Funds; (7) the economic condition of the securities markets; and (8) any anticipated tax consequences to the Company of any proposed repurchases of Interests (or portions of them). The Board of Directors will not consider requests to tender received less than 60 calendar days prior to the relevant calendar semi-annual period end, provided that a Member who has submitted a timely request may withdraw its request by written notice to the Company at any time prior to the 30th calendar day (the "Expiration Date") prior to the relevant calendar semi-annual period end. To the extent that the amount of Interests tendered as of the Expiration Date exceeds the amount specified in the notice from the Company announcing the repurchase, the Company may in its sole discretion choose to accept for repurchase a lesser amount of Interests than it had intended to accept based on the information available as of the time of such notice. In such event, the Company will repurchase the Interests tendered on a pro rata basis, disregarding fractions, according to the relative amounts of Interests tendered by each Member as of the Expiration Date.


                                The Company has the right to repurchase
                                Interests of Members if the Board of Directors determines that the repurchase is in the best interests of the Company or upon the occurrence of certain events specified in the LLC Agreement, including, but not limited to, attempted transfers in violation of the transfer restrictions described above. See "Redemptions, Repurchases and Transfers of Interests - No Right of Redemption" and " - Repurchases of Interests".

                                The LLC Agreement provides that the Company shall be dissolved if it has not commenced a tender offer for at least 5% of its outstanding Interests within a period of two (2) years after an investor requests in writing that the Company do so.

BORROWING BY THE COMPANY        Subject to the LLC Agreement and provisions of
                                applicable law, the Company reserves the right to arrange for a line or lines of credit and to make borrowings thereunder as may be deemed necessary by the Board of Directors for the management of the Company's business activities.
                                The Company is not permitted to borrow if, immediately after such borrowing, it would have a net coverage (as defined in the 1940 Act) of less than 300%.

FUTURE INTERESTS                The Company reserves the right to issue
                                additional classes of units in the future subject to fees, charges, redemption rights, and other characteristics different from those of the units offered in this Private Placement
                                Memorandum.

DISTRIBUTION POLICY             The Company has no present intention of making
                                periodic distributions of its net income or gains, if any, to investors. The amount and times of distributions, if any, will be determined in the sole discretion of the Board of Directors. Whether or not distributions are made, investors will be required each year to pay applicable federal and state income taxes on their allocable share of the Fund's taxable income, and will have to pay these taxes from sources other than Company distributions.

SUMMARY OF TAXATION             Most closed-end investment companies elect to be
                                taxed as registered investment companies under the Internal Revenue Code of 1986, as amended
                                (the "Code"). The Fund will not make this election and instead will seek to be treated as a partnership for Federal income tax purposes.

                                The Company intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. The Company should not be subject to U.S. federal income tax, and each Member will be required to report on his, her or its own annual tax return the Member's distributive share of the Company's taxable income or loss. If the Company was determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of the Company would be subject to corporate income tax and any distributions of profits from the Company would be treated as dividends. See "Tax Aspects".

EMPLOYEE BENEFIT PLANS AND
OTHER TAX EXEMPT ENTITIES       Investors subject to ERISA and other tax-exempt
                                entities (each, a "tax-exempt entity") may purchase Interests in the Company. The Company's assets would not be deemed to be "plan assets" for purposes of ERISA. Underlying Managers may utilize leverage in connection with their investment or trading activities with the result that a tax-exempt entity that is a Member may incur income tax liability with respect to its share of the net profits derived from these leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income" within the meaning of the Code.
                                The Company will provide to tax-exempt entities that are Members accounting information as is available to the Company to assist the Members in reporting unrelated business taxable income for income tax purposes. Investment in the Company by tax-exempt entities requires special consideration, and trustees or administrators of these entities are urged to review carefully the matters discussed in this Private Placement
                                Memorandum and to consult their legal, tax and accounting advisors with respect to their consideration of an investment in the Company.
                                See "ERISA Considerations" and "Tax Aspects".

REPORTS TO MEMBERS              The Company will furnish to Members as soon as
                                practicable after the end of each taxable year information as is required by law to assist the Members in preparing their tax returns. An
                                Underlying Manager's delay in providing this information could delay the Company's preparation of tax information for investors, which likely will require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Company's annual report. The Company anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940
                                Act. Members also will be sent monthly reports regarding the Company's operations during each month. See "Types of Investments and Related
                                Risks - Risks of Fund of Hedge Funds Structure".

TERM The Company's term is perpetual unless the Company is otherwise terminated under the terms of the LLC Agreement.

FISCAL YEAR                     For accounting purposes, the Company's fiscal
                                year is the 12-month period ending on the last calendar day of each June. The first fiscal year of the Company will commence on the

                                Closing Date and will end on June 30, 2003. The 12-month period ending December 31 of each year will be the taxable year of the Company.

                            SUMMARY OF FUND EXPENSES

     The following table illustrates the expenses and fees that the Company expects to incur and that Members can expect to bear directly or indirectly.


MEMBER TRANSACTION EXPENSES                SERIES A             SERIES C

  Maximum placement fee (percentage
  of purchase amount) (1)                    3.0%                 None

  Maximum contingent deferred
  placement fee (as a percentage             None                 1.0%
  of the lesser of net asset value
  at the time of repurchase
  or at the time of purchase) (2)

  Maximum redemption fee                     None                 None

ANNUAL EXPENSES (as a percentage of
the Company's net assets)

  Management Fee (to the Adviser)            1.25%                1.25%

  Distribution and Member Service
  Fee (3)                                    0.25%                0.90%

  Interest Expense on Borrowed
  Funds (4)

  Incentive Allocation (to
  the Adviser)                      10% subject to a hurdle       Same
                                    and high water mark (5)

  Other expenses (6)                         0.24%                0.24%

  Total annual expenses (other               1.74%                2.39%
  than the Incentive  Allocation,
  Investment Fund fees and expenses,
  and interest expense) (7)


------------------------
(1) In connection with initial and additional investments, Series A investors may be charged placement fees (sales commissions) of up to 3% of the amounts transmitted in connection with their subscriptions (up to 3% of the amounts invested), subject to reduction or waiver under certain circumstances.
(2) Series C Interests charge a sales charge of 1.00% on repurchases of Interests held for less than 12 months. See "Subscriptions for Interests - Placement Fees".
(3) Series A Interests pay up to 0.25% of net assets and Series C Interests pay up to 0.90% of net assets of distribution and Member-servicing fees.
(4) Although the Company is capable of borrowing funds, the Adviser currently does not anticipate doing so.
(5) In addition to the Management Fee, the Adviser and will be entitled to receive an Incentive Allocation for each calendar year equal to 10% per annum of the combined amount by which the net profits allocated to each Member's capital account for each six (6) month period of the calendar year in excess of any net losses so allocated for such periods exceeds the respective amount (the "Hurdle") that would have been allotted to such Member's Capital account if such Member received a return for each such six (6) month period equal to that of the 3-month Treasury bill rate published in the Federal Reserve Statistical Release
H.15 as of the last business day prior to the inception of such period. The amount of any Incentive Allocation that may be deducted from a Member's capital account for a given calendar year will be adjusted with respect to any contributions, transfers, distributions and repurchases applicable to the Member for that period. If at the end of any calendar year the sum of net losses allocated to a Member's capital account and the average Hurdle for such year exceed net profits so allocated, a "Loss Carry - forward Amount" in the amount of such excess will be established for the capital account of that Member. Loss Carry - forward Amounts are cumulative with respect to prior calendar years.
(6) "Other expenses" is an estimate based on anticipated contributions to the Company and anticipated expenses for the first year of the Company's operations, and includes professional fees and other expenses that the Company will bear directly, including the administrative, custody, and accounting fees payable to the Administrator, and the Custodian and related expenses.
(7) Investors also indirectly bear a portion of the asset-based fees, performance or incentive allocations and other expenses borne by the Company as an investor in the Investment Funds or special purpose investment vehicles. These indirect fees and expenses are not ascertainable at this time.

     The purpose of the table above is to assist prospective investors in understanding the various costs and expenses Members will bear directly or indirectly. "Other expenses", as shown above, is an estimate based on anticipated contributions to the Company and anticipated expenses for the first year of the Company's operations, and includes professional fees and other expenses that the Company will bear directly, including fees paid to the Company's administrator and custody fees and expenses. For a more complete description of the various fees and expenses of the Company, see "Fees and Expenses," "Administrator" and "Subscriptions for Interests".

EXAMPLE


You would pay the following fees and expenses on a $25,000** investment, assuming a 10% annual return and a 1.7% 3 month Treasury Bill rate and assuming the investment is repurchased at the end of these periods:

                          1 Year         3 Years         5 Years       10 Years

          Series A        1,515.76       3,259.90        5,218.05      11,302.94

          Series C        1,167.53       2,987.51        5,305.70      12,456.53
                          --------       --------        --------      ---------


     The Example is based on the fees and expenses set forth above including the Incentive Allocation and an Initial Placement Fee of 3% and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Company may be greater or less than the hypothetical 10% return used in the Example and the 3 month Treasury Bill rate may be more or less than 1.7%. Different such rates of return than those used in the Example would increase certain fees paid by the Company, as well as the effect of the Incentive Allocation.

** On an investment of $1,000, the example would be as follows:

EXAMPLE


You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return and a 1.7% 3 month Treasury Bill rate and assuming the investment is repurchased at the end of these periods:

                          1 Year         3 Years         5 Years       10 Years

          Series A        286.40         802.18          1,320.42       2,627.88

          Series C        272.34         790.15          1,320.67       2,659.77
                          ------         ------          --------       --------


                                   THE COMPANY

     The Company, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a limited liability company under the laws of Delaware on June 21, 2002 and has no operating history. The Company's principal office is located at 2640 Golden Gate Parkway, Suite 205, Naples, Florida 34105. Investment advisory services are provided to the Company by the Adviser, Phoenix/LJH Alternative Investments LLC, a limited liability company organized under Delaware law, pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Company's investment program and its management and operation is vested in the individuals who serve on the Board of Directors (individually, a "Director" and collectively, the "Board"). See "The Board of Directors." Investors who acquire interests in the Company ("Interests") in the offering being made hereby will become members of the Company ("Members").

                                 USE OF PROCEEDS

     The proceeds from the sale of Interests, not including the amount of any Placement Fees paid by investors and net of the Company's fees and expenses, will be invested by the Company to pursue its investment program and objectives as soon as practicable, consistent with market conditions, after receipt of the proceeds by the Company. The Adviser will be eligible to receive its full management fee and Incentive Allocation from the commencement of the Company's operations.

                                    STRUCTURE

     The Company is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as "private investment funds," with those of a closed-end registered investment company. Private investment funds are commingled asset pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds, which, in the United States, are typically structured as limited partnerships, are usually compensated through asset-based fees and incentive-based allocations. Closed-end registered investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies that generally are managed more conservatively than most private investment funds. These registered companies impose relatively modest minimum investment requirements, and publicly offer their shares to a broad range of investors. The advisers to closed-end investment companies are typically compensated through asset-based (but not incentive-based) fees.

     The Company shares a number of key elements with private investment funds. The portfolios of the Investment Funds may be actively managed and Interests will be sold in relatively large minimum denominations in private placements solely to high net worth individual and institutional investors. In addition, the managers of the Investment Funds and the Adviser of the Company will typically be entitled to receive performance or incentive-based compensation. Unlike many private investment funds, however, the Company, as a registered closed-end investment company, can offer Interests without limiting the number of investors that can participate in its investment program. The structure of the Company is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in a sophisticated investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Company to the limitations on the number of investors faced by many of those funds.


     Under the Limited Liability Company Agreement of the company (the "LLC Agreement"), the company may issue without the consent of any Members one or more series of Interests (each, a "Series") having such relative rights and preferences as established by the LLC Agreement and by the Board of Directors and bearing separate liabilities. As of the date of this Private Placement Memorandum, the Board of Directors has established two separate Series designated as "Series A" and "Series C" (together, the "Series"). This Private Placement Memorandum relates to the offer and sale of Interests of both Series A and Series C (and references in this Private Placement Memorandum to "Interests" should be understood as referring either separately to Interests of Series A or Series C or collectively to Interests of both Series, as the context may require). Each Series has the same investment objective and investment program, but different sales charges and distribution and investor servicing fees, which will impact the performance of each Series.


                               INVESTMENT PROGRAM

Investment Objective

     The Company seeks, as its investment objective, to provide investors with exposure to a broad-ranging multi-manager portfolio pursuing an "absolute return" strategy, with the objective of delivering consistent returns with relatively low volatility to and relatively low dependence on movements in major equity and bond markets.

     Some of the strategies to which the Company's assets will be allocated include: statistical arbitrage, fundamental equity arbitrage, fixed-income arbitrage, convertible bond arbitrage, event-driven strategies (e.g., merger arbitrage), distressed securities investing and systematic futures strategies. The managers of these investment strategies are carefully selected and monitored by the Adviser's team of investment professionals. The Adviser will actively manage this portfolio--meaning it will add and remove Underlying Managers and adjust the allocation to Underlying Managers as it sees fit in order to better enable the portfolio to achieve its return and risk targets. The Company may also seek to gain investment exposure to certain Underlying Managers by entering into derivative transactions, such as total return swaps, options and futures. See "Types of Investments and Related Risks - Investment Related Risks - Swap Agreements".

Investment Strategy

     The Adviser will seek to diversify the Company's investment portfolio by selecting a varied portfolio of Underlying Managers that in its view pursue "absolute return" investment strategies by attempting to hedge market risk and other risk factors. Most absolute return strategies seek to make profit by capitalizing on various inefficiencies in the marketplace rather than by focusing solely on the performance of a particular benchmark. Underlying Managers selected by the Adviser typically will have the flexibility to employ a variety of investment strategies using a broad range of financial instruments and asset classes. Most absolute return strategies aim to achieve superior risk-adjusted returns with less reliance upon the orientation of global capital markets, primarily through specific security selection and timing decisions. Historically, the correlation of returns of absolute return strategies has been low in comparison with major equity and debt market indices. The addition of a selection of a varied mix of different absolute return strategies to a portfolio of traditional investments may, over a long-term investment period, provide benefits arising from increased diversification and reduced volatility of returns.

     Subject to the ultimate authority of the Company's Board of Directors, the Adviser's team of investment professionals will be responsible for the various aspects of the investment process, including fund identification and evaluation, portfolio construction and management, risk management and ongoing monitoring of investments. The Adviser will seek to select Investment Funds that possess an advantage that sets them apart from other funds following similar strategies. Such advantages may include superior market models, a team of talented and experienced investment professionals, or a strategy or method of implementation that cannot be easily duplicated by competitors.

     Each investment made for the Company's investment portfolio will be subjected to a rigorous due diligence process, analyzing both quantitative and qualitative criteria. This process includes an evaluation of the Investment Fund's strategy, its ability to pursue such strategy and its effort to minimize undesirable risks. In addition, the Adviser will assess the business operations of each Investment Fund.

     The Adviser will endeavor to allocate the Company's investment portfolio to a variety of Investment Funds in order to limit the negative impact that any single fund might have on the overall portfolio if such fund should perform below expectations. To minimize the risk of insufficient diversification, the Adviser will not initially allocate more than 15% of the portfolio's assets to any single Investment Fund measured at the time of investment. These limits may be exceeded as a result of relative outperformance of an Investment Fund or strategy, and the Adviser may or may not adjust the portfolio allocations in such event. During the early stage of operations of the Company, or if the Company does not raise a threshold level of assets, it may not be possible for various reasons to allocate the assets of the Company among all of the Underlying Managers selected by the Adviser.

     The Adviser may cause the Company to invest a portion of its assets directly in liquid assets in a portfolio managed by the Company or Adviser, which portfolio may include stocks, bonds, futures contracts, currency forward contracts, money market instruments and other liquid assets. Such direct investments may comprise a significant percentage of assets during the early operational stage of the Company, while the Adviser is determining the optimal allocation of assets among Underlying Managers, or if the Company receives proceeds from subscriptions for Interests at a time when the Company is unable to invest in desired Investment Funds. For example, the Company may elect to invest a portion of the assets of the Company in futures or forward contracts in order to hedge all or a portion of the assets of the Company managed by a particular Underlying Manager against risks related to general movements in market prices, interest rates or currency exchange rates. The Adviser may also elect to invest a portion of the assets of the Company in futures contracts in order to track the performance of general market indices pending investment of proceeds of subscriptions for units in Investment Funds.


     Pursuant to the requirements of the 1940 Act, the Company will limit its investment in any one Investment Fund to less than 5% of the Investment Fund's voting securities, absent any amendments to the 1940 Act or any SEC order permitting investments constituting a greater percentage of such securities. However, to permit the investment of more of its assets in an Investment Fund deemed attractive by the Adviser, the Company may purchase non-voting securities of Investment Funds or contractually forgo its voting rights, on a case by case basis, by expressly waiving such rights in the appropriate documentation required to effect purchases of securities in the Investment Funds, subject to a limitation that the Company will not purchase voting and non-voting interest in an Investment Fund that in the aggregate represent 25% or more of an Investment Fund's outstanding equity, absent any amendments to the 1940 Act or any SEC order permitting investments constituting a greater percentage of such securities.


     The Adviser will engage in an ongoing analysis of each of the Company's Investment Fund investments in an effort to monitor its strategies and operations. The Adviser may divest from investments that it believes are unjustifiably operating outside the scope of their objectives or investment skills, or that are otherwise failing to meet expectations.

     Funds not registered under the 1940 Act typically provide greater flexibility than traditional registered investment companies, such as mutual funds, as to the types of securities the unregistered funds hold, the types of trading strategies they use, and in some cases, the amount of leverage they use. The Underlying Managers utilized by the Company may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. Although the Underlying Managers will primarily invest and trade in equity and debt securities (domestic and non-U.S.), they may also invest and trade in a wide range of other instruments, including, but not limited to, equity-related instruments, currencies, options, financial futures, commodities futures and forwards and debt-related instruments. The Underlying Managers may also sell securities short and use a wide range of other investment techniques. The Underlying Managers are generally not limited in the markets, either by location or type, such as large capitalization, small capitalization or non-U.S. markets in which they invest or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis.

     The Underlying Managers may use various investment techniques for hedging and non-hedging purposes. An Underlying Manager may, for example, sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Private Placement Memorandum. The use of these techniques may be an integral part of the investment program of an Underlying Manager, and involves certain risks. The Underlying Managers may use leverage, which also entails risk. See "Types of Investments and Related Risks".

     For purposes of the Company's investment restrictions and certain investment limitations under the 1940 Act, the Company will "look through" to the underlying investments of special purpose investment vehicles it creates for the specific purpose of facilitating management of the Company's assets by Direct Allocation Underlying Managers (as opposed to Investment Funds formed and managed by third parties and held by multiple investors). Other Investment Funds in which the Company invests, however, are not subject to the Company's investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act. The Company may invest temporarily in high quality fixed income securities, money market instruments and money market funds or may hold cash or other cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Interests or for other purposes.

     Underlying Managers have full discretion, without the Company's input, to purchase and sell securities and other investments for their respective Investment Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents of the Investment Funds. Investment Funds may invest in a wide range of securities and other financial instruments and use a broad array of investment techniques for hedging and non-hedging purposes. An Investment Fund may, among other things:

     o make substantial investments in bonds or other fixed income securities of the United States Government and of domestic and non-U.S. issuers or make investments in stocks or other equity securities of domestic and non-U.S. issuers;

     o make substantial hedged investments in bonds or other fixed-income securities of the United States Government and of domestic and non-U.S. issuers or make hedged investments in stocks or other equity securities of domestic and non-U.S. issuers;

     o engage in hedging in related equity, convertible and interest rate securities;

     o engage in risk arbitrage involving the purchase of securities of companies in bankruptcy;

     o  invest in instruments of failing companies or companies in bankruptcy;

     o  engage in strategic block investing;

     o  utilize short sales and leverage, repurchase agreements and options;

     o invest with asset allocators that utilize a variety of the strategies delineated above; and

     o effect transactions in foreign exchange, commodities and futures contracts (and, when available, options on those instruments).

     The strategies employed by the Underlying Managers on behalf of their respective Investment Funds and the types of Investment Funds in which the Company may invest may include, but may not be limited to, those described below. The investment strategies described below will represent the primary strategies of the Underlying Managers selected by the Adviser, but the Adviser will not be limited in the types of strategies that it may select or the types of investment activities in which the Underlying Managers may engage. The following are illustrative of the various primary strategies and investment activities employed by Underlying Managers to Investment Funds that the Adviser may select for investment by the Company. It is important to note that the strategies described below have many different forms and not all Investments Funds pursuing these strategies have similar goals, methodologies or outcomes.

     1. Relative Value: This is a broad class of strategies that generally attempts to take advantage of relative mispricings among similar financial instruments or combinations of such instruments. As the term implies, these relative value hedge funds typically go long one instrument and go short a related instrument when the instruments appear mispriced in relation to each other. These strategies often rely upon mathematical and statistical techniques and financial models as well as qualitative insights. Relative value funds generally seek to have low or no correlation to the broader market. Some of the more common specific examples of this class of strategies are described below.

     o Convertible Bond Arbitrage: This strategy focuses on convertible bonds while hedging equity risk, sometimes interest rate risk and, less often, credit risk, enabling the manager to effectively structure undervalued calls and puts on the underlying equity. The classic position is long a convertible bond and short the underlying equity in a ratio rendering it less dependent upon moves in the price of the equity.

     o Statistical Arbitrage: This strategy attempts to exploit price inefficiencies between related equities while taking little or no net exposure to one or more equity indices using a stock selection process driven primarily by statistical or technical indicators. This can include "pairs-trading," where each trade is long one company and short a similar company, while others seek to construct diversified portfolios of longs and shorts with offsetting exposures to the market and other risk factors, such as sector exposures or capitalization exposure.

     o Fundamental Equity Arbitrage: This strategy attempts to exploit price inefficiencies between related equities while taking little or no net exposure to one or more equity indices. Using a stock-selection process can be generated by models or through detailed fundamental research. The latter approach often focuses on just one sector of the market where the manager may have expertise (known as sector specialists).

     o Equity Market-Neutral Strategy: This strategy attempts to eliminate or mitigate market risk by holding approximately equal dollar amounts of long positions in stocks expected to outperform the market and short positions in stocks expected to underperform the market. This strives to generate returns in either up or down markets. This strategy relies on the relative performance of securities rather than making individual judgments on the long or short side of a trade.

     o Equity Long-Short Strategy: This strategy attempts to earn a positive return from both the long and short sides of trades. It combines core long holdings of stocks with short sales of stocks. Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline.

     o Fixed-Income Arbitrage: This strategy focuses on pricing differences in fixed-income instruments and related derivatives. Fixed-income arbitrage funds often take arbitrage positions between similar bonds, between securities and related derivatives and along the yield curve. Many fixed-income arbitrage funds attempt to mitigate exposure to interest rate, foreign exchange and credit risks. One sub-strategy of fixed-income arbitrage is mortgage-backed securities arbitrage, which attempts to exploit inexpensive mortgage-backed securities and may attempt to hedge the associated risks using a variety of fixed-income securities and interest rate derivatives.

     2. Event-Driven Strategies: These types of funds typically take positions with regard to corporate events such as bankruptcies, mergers or acquisitions, restructurings, asset sales or other news that could affect the pricing of a company's securities. Managers usually consider the probable value of the securities following the event or transaction, the likelihood that the event or transaction will occur and the amount of time that the process will take. Event-driven hedge funds often have a higher correlation with the broader market, though some managers seek to run market-neutral event-driven strategies. The most common type of event-driven fund is one that specializes in merger (or "risk") arbitrage, which involves speculating on the outcome of proposed mergers or acquisitions. Some event-driven strategies, such as merger arbitrage, are also examples of relative value arbitrage, while others, such as distressed investing, are also examples of primarily-long strategies.

     3. Distressed Securities Investing: This strategy involves investing in bank loans, trade claims, equity securities, debt securities or other securities of companies that are in bankruptcy, are highly leveraged, or are in other distressed situations investing strategies that generally seek to have relatively low correlation to major market indices.

     4. Systematic Futures: Typically, these strategies, often used by commodities trading advisors (CTAs), invest in commodity futures, financial futures and currencies using computerized trading models. The models are often based on trend-following or other technical systems to identify and recommend trades. These strategies generally have a relatively low and sometimes negative correlation to the market.

     Underlying Managers with which the Company invests may use leverage. In addition, the Company may borrow to invest in Investment Funds on a secured or unsecured basis, in connection with its investment activities, for cash management purposes or to fund repurchases or as further described below. The Company currently intends to invest its assets primarily in Investment Funds. In addition, to facilitate the efficient investment of the Company's assets, separate special purpose investment vehicles that would be managed by one or more Direct Allocation Underlying Managers may be created by the Company. Generally, with respect to any such special purpose investment vehicles, the Company would be the sole investor. The Company may, at a future time without the need to obtain specific consent of its Members, seek to achieve its objective by investing all of its assets in a single fund that will invest in Investment Funds as described herein.

     The Adviser will evaluate each Underlying Manager with a frequency deemed appropriate, in the Adviser's sole and absolute discretion, for the Underlying Manager's investment strategy and market conditions to determine whether its investment program is consistent with the Company's investment objective and whether its investment performance and other investment selection criteria are satisfactory. The Company's assets may be reallocated among Underlying Managers, and existing Underlying Managers may be terminated and additional Underlying Managers selected, subject to the condition that the retention of a Direct Allocation Underlying Manager will require approval of the Board of Directors and of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities, unless the Company receives an exemption from certain provisions of the 1940 Act. The termination of a Direct Allocation Underlying Manager will only require the approval of the Board of Directors. Each Underlying Manager may invest, for defensive purposes or

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otherwise, some or all of its assets in high quality fixed income securities and money market instruments, or may hold cash or cash equivalents in such amounts as the Underlying Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds, and thereafter from time to time, the Company also may invest in these instruments.

     The Company does not intend to invest in Investment Funds managed by the Adviser or any of its affiliates. The Company may, however, do so in the future, subject to obtaining necessary regulatory relief.

     Additional information about the types of investments that are expected to be made by the Underlying Managers, their investment practices and related risk factors is provided below. Except as otherwise indicated, the Company's investment policies and restrictions are not fundamental and may be changed without a vote of Members.

                     TYPES OF INVESTMENTS AND RELATED RISKS

General

     Discussed below are the investments generally made by the Underlying Managers and the principal risks associated with those investments. The risk to an Investment Fund managed by an Underlying Manager will, in turn, have an effect on the Company. The value of the Company's total net assets may be expected to fluctuate in response to fluctuations in the value of the Investment Funds in which it invests. To the extent that the portfolio of an Underlying Manager is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision made by the Underlying Manager is increased. An Underlying Manager's use of leverage is likely to cause the value of an Investment Fund it manages to appreciate or depreciate at a greater rate than if the Underlying Manager did not use leverage. Each individual trading strategy to which the Company allocates capital will involve a different set of complex risks, many of which are not disclosed in this Private Placement Memorandum. For example, in the case of an Underlying Manager that adopts event-driven strategies, if the event fails to occur or it does not have the effect foreseen, losses can result. The principal risks are described below.

Investment Related Risks

     General Economic and Market Conditions. The success of the Company's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and liquidity of the Company's investments. Unexpected volatility or liquidity could impair the Company's profitability or result in its suffering losses.

     Market Risk. Market risk is the risk of potential adverse changes to the value of financial instruments and their derivatives because of changes in market conditions like interest and currency-rate movements and volatility in commodity or security prices. Each trading strategy utilized by the Company, even one that is "market neutral" or "non-directional", involves some, and occasionally a significant degree of, market risk. The profitability of the Investment Funds, and, consequently, the Fund, depends, in part, upon the Underlying Managers correctly assessing future price movements of securities and other financial instruments. The Company cannot assure any Member that the Adviser or Underlying Managers will accurately predict these price movements.

     Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which an Investment Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. An Investment Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

     The Company may take a position in Investment Funds that invest in the publicly traded and privately placed equity or other securities of companies in the information technology and Internet sectors. These investments are subject to inherent market risks and fluctuations as a result of company earnings, economic conditions and other factors beyond the control of the Adviser. The public equity markets have in the past experienced significant price volatility, especially in the technology sectors.

     Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. Although the Adviser will attempt to moderate these risks, no assurance can be given that the Company's investment activities will be successful or that Members will not suffer losses. Following below are some of the more significant risks associated with the Underlying Managers' styles of investing:

     Equity Securities. Underlying Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Underlying Managers also may invest in depository receipts or shares relating to non-U.S. securities. See "Non-U.S. Securities". Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, and these fluctuations can be pronounced. Underlying Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Underlying Managers may purchase securities in all available securities trading markets.

     Bonds and Other Fixed Income Securities. Underlying Managers may invest in bonds and other fixed income securities, both domestic and non-U.S. Underlying Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed-income securities include, among other securities: bonds, notes and debentures issued by domestic and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government securities") or by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (that is, credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (that is, market risk).

     Underlying Managers may invest in both investment grade and non-investment grade debt securities, without regard to maturity. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

     Non-U.S. Securities. Underlying Managers may invest in securities of non-U.S. issuers and in depository receipts or shares, such as American Depository Receipts or American Depository Shares (referred to collectively as "ADRs"), which represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Underlying Managers may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets. Investments in non-U.S. securities are subject to risks generally viewed as not present in the United States. These risks include: varying custody, brokerage and settlement practices; difficulty in pricing of securities; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities than in the United States; the lack of availability of financial information regarding a non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; less liquidity and more volatility in non-U.S. securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Moreover, governmental issuers of non-U.S. securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in non-U.S. countries typically also involves higher brokerage and custodial expenses than does investment in U.S. securities.

     Other risks of investing in non-U.S. securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other non-U.S. or U.S. laws or restrictions, or devaluations of non-U.S. currencies. A decline in the exchange rate would reduce the value of certain of an Investment Fund's non-U.S. currency denominated portfolio securities irrespective of the performance of the underlying investment. An Investment Fund may also incur costs in connection with conversion between various currencies. The risks associated with investing in non-U.S. securities may be greater with respect to those issued by companies located in emerging industrialized or less developed countries.

     An Underlying Manager may enter into forward currency exchange contracts ("forward contracts") for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Investment Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund's existing holdings of non-U.S. securities. Imperfect correlation may exist, however, between an Investment Fund's non-U.S. securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may be used for non-hedging purposes in seeking to meet an Investment Fund's investment objective, such as when an Underlying Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund's investment portfolio. Investment Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

     Distressed Securities. Certain of the companies in whose securities the Investment Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies' securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. An Investment Fund's investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade, which may result in the Company experiencing greater risks than it would if investing in higher rated instruments.

     Non-Diversified Status. The Company is a "non-diversified" investment company for purposes of the 1940 Act, which means that the Company is subject to no percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer.

     Leverage. Some or all of the Underlying Managers may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage", is speculative and involves certain risks. The Company may also borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of Interests or for temporary or emergency purposes.

     Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in non-U.S. markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease the return on an Investment Fund if the Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Investment Funds. In the event that an Investment Fund's equity or debt instruments decline in value, the Investment Fund could be subject to a "margin call" or "collateral call," under which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund's assets, the Underlying Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Underlying Manager may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This requirement means that the value of the investment company's total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). This limit does not apply to Investment Funds other than special purpose investment vehicles managed by a Direct Allocation Underlying Managers, so that the Company's portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Interests may be great.

     In seeking "leveraged" market exposure in certain investments and in attempting to increase overall returns, an Underlying Manager may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and may, in some cases, involve significant risks of loss.

     The Company is authorized to borrow money for investment purposes and to meet repurchase requests. To the extent that the Company uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the Company's investments decline in value, the loss will be magnified if the Company has borrowed money to make its investments. If the Company does not generate sufficient cash flow from operations, it may not be able to repay borrowings, or it may be forced to sell investments at disadvantageous times to repay borrowings. The Company's performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. The Company likely will sell its more liquid assets first to repay borrowings, thus increasing its concentration in less liquid securities. The Investment Company Act provides that the Company may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%. This could prevent the Company from completing its repurchase offers. For this purpose, an "asset coverage" of 300% means that the Company's total assets equal 300% of the total outstanding principal balance of indebtedness. The Company also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Investment Company Act or the Company's loan agreements.

     The rights of any lenders to the Company to receive payments of interest or repayments of principal will be senior to those of the holders of the Company's Interests, and the terms of any borrowings may contain provisions that limit certain activities of the Company. Payments of interest and fees incurred in connection with borrowings will increase the Company's expense ratio and will reduce any income the Company otherwise would have available. The Company's obligation to make interest or principal payments on borrowings may prevent the Company from taking advantage of attractive investment opportunities.

     To obtain "leveraged" market exposure in certain investments and in an effort to increase the overall return to the Company of various investments, the Company may purchase options and other instruments that do not constitute "indebtedness" for purposes of the "asset coverage" requirement. These instruments nevertheless may involve significant economic leverage and therefore involve the risks of loss described herein. In some cases, the leverage may be significant with an associated significant risk of loss.

     Short Sales. An Underlying Manager may attempt to limit an Investment Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Underlying Manager believes possess volatility characteristics similar to those being hedged. An Underlying Manager may also use short sales for non-hedging purposes to pursue its investment objectives if, in the Underlying Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an Investment Fund's short position will be available for purchase.

     An Investment Fund may make "short sales against-the-box", in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If an

Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund's investment portfolio.

     Non-U.S. Currency Transactions. An Underlying Manager may engage in non-U.S. currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns, particularly if the Underlying Manager expects a decrease in the value of the currency in which the non-U.S. security is denominated. An Underlying Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between non-U.S. currencies and the U.S. dollar.

     Purchasing Initial Public Offerings. The Underlying Managers may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

     Special Investment Instruments and Techniques. Underlying Managers may utilize a variety of special investment instruments and techniques described below to hedge the portfolios of the Investment Funds against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve an Investment Fund's investment objective. The Adviser, on behalf of the Company, may also use these special investment instruments and techniques for either hedging or non-hedging purposes. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

     Derivatives. The Adviser, on behalf of the Company, and some or all of the Underlying Managers, may invest in, or enter into, derivatives or derivatives transactions ("Derivatives"). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by an Investment Fund or the Company can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Investment Fund or the Company as a whole. Derivatives permit an Underlying Manager or the Adviser to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance of an Investment Fund or the Company. The Adviser's use of derivatives may include total return swaps, options and futures designed to replicate the performance of a particular Investment Fund or to adjust market or risk exposure.

     If an Underlying Manager causes an Investment Fund, or the Adviser causes the Company, to invest in Derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Investment Fund or the Company or result in a loss. An Investment Fund or the Company also could experience losses if Derivatives are poorly correlated with its other investments, or if the Underlying Manager or the Adviser is unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     Options and Futures. The Adviser and the Underlying Managers may utilize options and futures contracts and so-called "synthetic" options or other Derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Company or the Investment Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Adviser or an Underlying Manager may have difficulty closing out its position. Over-the-counter options also may include options on baskets of specific securities.

     The Adviser or the Underlying Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing the investment objectives of Investment Funds. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets. Sale of an uncovered put or call option presents the risk of significant, and in some cases, theoretically unlimited, loss.

     The Adviser or an Underlying Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Company or the Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

     Underlying Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than domestic markets. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate, or the Company or an Investment Fund could incur losses as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").

     Engaging in transactions in futures contracts involves risk of loss to the Company or the Investment Fund that could adversely affect the value of the Company's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Company or the Investment Funds to substantial losses. Successful use of futures also is subject to the Adviser's or an Underlying Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     Positions of the SEC and its staff may require an Underlying Manager to segregate permissible liquid assets in connection with its commodities, or other derivatives, transactions in an amount generally equal to the value of the underlying commodity. The segregation of these assets will have the effect of limiting the Underlying Manager's ability otherwise to invest those assets.

     When the Company makes an indirect investment in an Investment Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Investment Fund, such investment by the Company may be subject to certain of the additional regulations that may be applicable to these types of specialized instruments. Futures and options transactions by the Company must constitute permissible transactions pursuant to regulations promulgated by the CFTC. The Company intends to conduct its operations in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974 (the "Commodity Exchange Act") in order to avoid regulation by the CFTC as a commodity pool. Under CFTC Rule 4.5, the Company may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired futures, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Company's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation limit. Pursuant to regulations and/or published positions of the SEC, the Company may be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Call and Put Options on Securities Indices. The Adviser or the Underlying Managers may purchase and sell on behalf of the Company or Investment Funds call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of the Company or the Investment Funds. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indexes will be subject to the Adviser's or the Underlying Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

     Warrants and Rights. Warrants are Derivatives that permit, but do not obligate, their holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     Swap Agreements. The Adviser, on behalf of the Company, and an Underlying Manager, on behalf of an Investment Fund, may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Company or an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a "basket" of securities representing a particular index.

     Most swap agreements entered into by the Company or an Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis". Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Company or the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Company's or the Investment Fund's risk of loss consists of the net amount of payments that the Company or the Investment Fund contractually is entitled to receive.

     To achieve investment returns equivalent to those achieved by an Underlying Manager in whose Investment Fund the Company could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Company may enter into swap agreements under which the Company may agree, on a net basis, to pay a return based on a floating interest rate, and to receive the total return of the reference Investment Fund over a stated time period. The Company may seek to achieve the same investment result through the use of other Derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other Derivatives as described above is unclear. Swap agreements and other Derivatives used in this manner may be treated as a "constructive ownership of the reference property," which may result in a portion of any long-term capital gain being treated as ordinary income. See "Tax Aspects - Tax Treatment of Company Investments."

     Lending Portfolio Securities. Underlying Managers may cause Investment Funds to lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by an Underlying Manager may not exceed 33-1/3% of the value of an Investment Fund's total assets. In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund might experience loss if the institution with which the Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

     When-Issued and Forward Commitment Securities. Underlying Managers may purchase securities on behalf of Investments Funds on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, if effected by the Company or by a special purpose investment vehicle managed by a Direct Allocation Underlying Manager, will be subject to the Company's limitation on indebtedness unless, at the time the transaction is entered into, the Company has established and maintains a segregated account consisting of cash, U.S. Government securities or liquid securities equal to the value of the when-issued or forward commitment securities. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Underlying Manager on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund or the Company may incur a loss.

     Restricted and Illiquid Investments. Although the Adviser anticipates that most Investment Funds will invest primarily in publicly traded securities, they may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

     When registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Underlying Manager may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, an Investment Fund might obtain a less favorable price than the price that prevailed when the Investment Fund decided to sell. For special purpose investment vehicles that are managed by a Direct Allocation Underlying Managers, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Directors. Underlying Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

     The Company's interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Company's ability to liquidate an interest and withdraw from an Investment Fund will likely be limited. Investment Funds are unlikely to make distributions to the Company. The liquidity of these Investment Funds' interests may adversely affect the Company were it to have to sell interests at an inopportune time.

     Counterparty Credit Risk. Many of the markets in which the Company and the Investment Funds effect their transactions are "over-the-counter" or "interdealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent the Company or an Investment Fund invests in swaps, Derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Company or Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Company to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such "counterparty risk" is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Company and the Investment Funds to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Company.

     Future Interests. The Company reserves the right to issue additional classes of units in the future subject to fees, charges, redemption rights, and other characteristics different from those of the units offered in this Private Placement Memorandum.

Risks of Fund of Hedge Funds Structure


     The Investment Funds generally will not be registered as investment companies under the 1940 Act. The Company, as an investor in these Investment Funds, will not manage these funds and will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Adviser will receive information from each Underlying Manager regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. An Underlying Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. The performance of the Company depends on the success of the Adviser in selecting Investment Funds for investment by the Company and the allocation and reallocation of Company assets among those Funds. For the Company to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive timely information from the Underlying Managers. An Underlying Manager's delay in providing this information could delay the Company's preparation of tax information for investors, which likely will require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Company's annual report.


     An investor in the Company meeting the eligibility conditions imposed by the Underlying Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Company, could invest directly with the Underlying Managers. By investing in the Investment Funds indirectly through the Company, an investor bears a portion of the Adviser's Management Fee, the Incentive Allocation and other expenses of the Company, and also indirectly bears a portion of the asset-based fees, incentive allocations and other expenses borne by the Company as an investor in the Investment Funds.

     Each Underlying Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Underlying Managers and the Company generally. As a result, an Underlying Manager with positive performance may receive compensation from the Company, and indirectly from Members, even if the Company's overall returns are negative. Investment decisions of the Investment Funds are made by the Underlying Managers independently of each other so that, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Investment Fund. Transactions of this sort could result in the Company's directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Company may make additional investments in or withdrawals from Investment Funds only at certain times according to limitations set forth in the governing documents of the Investment Funds, the Company from time to time may have to invest some of its assets temporarily in money market securities or money market funds.

     Investment Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in an Investment Fund, the Company may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause the Company to dispose of these securities in a manner that is in the best interests of the Company. The Company may not be able to withdraw from an Investment Fund except at certain designated times, limiting the ability of the Adviser to withdraw assets from an Underlying Manager that may have poor performance or for other reasons.

     The Company may agree to indemnify certain of the Investment Funds and their Underlying Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Interests.

     Other risks associated with the Company's fund-of-hedge funds investment approach include:


     Valuation. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Underlying Managers, even though an Underlying Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Manager's compensation. In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from an Underlying Manager. In addition, the net asset values or other valuation information received by the Adviser from the Underlying Managers will typically be estimates only, subject to revision through the end of each Investment Funds' annual audit. Revisions to the gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the annual audit of each Investment Fund is completed.


     Securities Believed to Be Undervalued or Incorrectly Valued. Securities that an Underlying Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Underlying Manager anticipates. As a result, the Company may lose all or substantially all of its investment in an Investment Fund in any particular instance.

     Dilution. If an Underlying Manager limits the amount of capital that may be contributed to an Investment Fund from the Company, or if the Company declines to purchase additional interests in an Investment Fund, continued sales of interests in the Investment Fund to others may dilute the returns for the Company from the Investment Fund.

     Investments in Non-Voting Stock. Investment Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of the Investment Funds cause the Company to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Company may need to hold its interest in an Investment Fund in non-voting form. Additionally, for regulatory reasons, the Company may need to limit the amount of voting securities it holds in any particular Investment Fund, and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. To the extent the Company holds non-voting securities of an Investment Fund, it will not be able to vote on matters that require the approval of the investors in the Investment Fund. This restriction could diminish the influence of the Company in an Investment Fund and adversely affect its investment in the Investment Fund, which could result in unpredictable and potentially adverse effects on Members.

                                   OTHER RISKS

     Investing in the Company will involve risks other than those associated with investments made by Investment Funds including those described below:

     Incentive Allocation. Each Underlying Manager will receive an incentive allocation generally of 15% to 25% of net profits of each Investment Fund that it manages. The Adviser may also receive an Incentive Allocation if, in any given calendar year, net profits allocated to the Members exceed the Hurdle (as defined below) and any applicable Loss Carry - forward Amount. These incentive allocations may create an incentive for the Underlying Managers or the Adviser to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive allocation. In addition, the Incentive Allocation will be calculated on a basis that includes realized and unrealized appreciation of assets, and may be greater than if it were based solely on realized gains. See "Capital Accounts and Allocations -- Incentive Allocation".

     Lack of Operating History. Each of the Company and the Adviser is a recently formed entity and has no operating history upon which investors can evaluate its performance. As discussed below, however, the personnel of the Adviser responsible for managing the Company's investment portfolio have substantial experience in managing investments and private investment funds, but have not managed a mutual fund or an entity with an investment program identical to the Company's. The Adviser's personnel's past performance is no guarantee of future success.

     Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Company is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Company will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Moreover, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Underlying Manager, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment funds sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Company may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Company.

     Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations, and may limit the ability of the Investment Fund to buy or sell securities of that company. If those liabilities were to arise, the investing Investment Funds likely would suffer losses on their investments.

     Inadequate Return. No assurance can be given that the returns on the Company's investments will be commensurate with the risk of investment in the Company. Investors should not commit money to the Company unless they have the resources to sustain the loss of their entire investment in the Company.

     Inside Information. From time to time, the Company or its affiliates may come into possession of material, non-public information concerning an entity in which the Company has invested, or proposes to invest. Possession of that information may limit the ability of the Company to buy or sell securities of that entity.

     Recourse to the Company's Assets. The Company's assets, including any investments made by the Company and any interest in the Investment Funds held by the Company, are available to satisfy all liabilities and other obligations of the Company. If the Company becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Company's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

     Possible Exclusion of a Member Based on Certain Detrimental Effects. The Company may, as determined by the Board of Directors, repurchase the Interest or portion of an Interest held by a Member or other person acquiring an Interest from or through a Member, or cause a Member to sell its Interests to another Member, if:

     o the Interest or a portion of it has been transferred or has vested in any person other than by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetence of the Member;

     o ownership of the Interest by the Member or other person will cause the Company to be in violation of, or require registration of any Interest or portion of any Interest under, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

     o continued ownership of the Interest or portion of it by the Member or other person may be harmful or injurious to the business or reputation of the Company, the Board of Directors or the Adviser or may subject the Company or any Members to an undue risk of adverse tax or other fiscal or regulatory consequences;

     o any of the representations and warranties made by the Member or other person in connection with the acquisition of the Interest or portion of the Interest was not true when made or has ceased to be true; or

     o the Board of Directors determines that the repurchase of the Interest or portion of the Interest would be in the best interests of the Company.

     The effect of these provisions may be to deprive an investor in the Company of an opportunity for a return even though other investors in the Company might enjoy such a return.

     Limitations on Transfer; No Market for Member Interests. No Member will be permitted to transfer his, her or its Interest without the consent of the Board of Directors. The transferability of Interests will be subject to certain restrictions contained in the LLC Agreement and will be affected by restrictions imposed under applicable securities laws. No market currently exists for Interests, and the Adviser contemplates that one will not develop. Although the Adviser expects to recommend to the Board of Directors that the Company offer to repurchase Interests semi-annually, no assurances can be given that the Company will do so. Consequently, Interests should only be acquired by investors able to commit their funds for an indefinite period of time.

     Liquidity Risks. Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. Although the Company may offer to repurchase Interests from time to time, a Member may not be able to liquidate an Interest for up to one year from the initial Closing Date. The Adviser expects that it will recommend to the Board of Directors that the Company offer to repurchase Interests from Members on December 31, 2003, and, after that date, semi-annually, effective at the end of June and December. No assurances can be given that these repurchases will occur.


     Repurchase Risks. With respect to any future repurchase offer, Members tendering an Interest, or a portion of an Interest, for repurchase must give written notice of their intent to so tender by a date specified in the notice describing the terms of the repurchase offer (the "Tender Notice Date"). The Tender Notice Date generally will be 60 days prior to the date that the Interests to be repurchased are valued by the Company (the "Valuation Date"), although any tender may be withdrawn by written notice to the Company prior to the 30th calendar day prior to the Valuation Date (the "Expiration Date"). The Adviser expects that it not recommend repurchase of greater than 5% of outstanding Interests at any single Valuation Date. Members that elect to tender an Interest, or a portion of an Interest, for repurchase will not know the price at which such Interest will be repurchased until the Valuation Date, which is 30 days after the Expiration Date. It is possible that during the time period between the Expiration Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Interests in the Company. See "Redemptions, Repurchases and Transfers of Interests."


     Potential Significant Effect of the Performance of a Limited Number of Investments. The Adviser expects that the Company will participate in multiple investments. The Company may, however, make investments in a limited number of the Investment Funds and Investment Funds may make investments in a limited number of portfolio companies.

     No Independent Counsel. No independent legal counsel has been retained to represent the interests of the Members. The LLC Agreement has not been reviewed by any attorney on behalf of the Members. Each prospective investor is therefore urged to consult its own counsel as to the terms and provisions of the LLC Agreement and with regard to all other related documents.

     No Minimum Level of Capital. The Company may begin operations without attaining any particular level of capitalization. At low asset levels, the Company may be unable to diversify its investments as fully as would otherwise be desirable or to take advantage of potential economies of scale, including the ability to obtain the most timely and valuable research and trading information from securities brokers. It is possible that even if the Company operates for a period with substantial capital, losses and/or withdrawals could diminish the Company's assets to a level that does not permit the most efficient and effective implementation of the Company's investment program.

     Effect of Substantial Repurchases. Substantial repurchases within a short period of time could require the Company to liquidate securities positions more rapidly than would otherwise be desirable, possibly reducing the value of the Company's assets and/or disrupting the Adviser's investment strategy. Reduction in the size of the Company could make it more difficult to generate a positive return or to recapture losses due, among other things, to reductions in the Company's ability to take advantage of particular investment opportunities.

     Fund Deficits. The expenses of the Company may exceed its income, thereby requiring that the difference be paid out of the Company's capital and, thus, reducing the Company's investments and potential for profitability.

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     Withdrawal of the Adviser. The success of the Company will depend on the ability of the Adviser to develop and implement investment strategies to achieve the Company's investment objectives. The Company's investment performance could be materially affected if the Adviser were to cease to be involved in the active management of the Company's portfolio. The Adviser's ability to identify and invest in attractive opportunities is dependent upon LJH's team of portfolio managers. If one or more of them were to leave LJH, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. The operating agreement governing the Adviser provides for the Adviser's liquidation under certain circumstances. These events could prevent the Company from achieving its investment objective.

     Tax Risks. Counsel to the Company has rendered an opinion that the Company will be classified as a partnership and not as an association taxable as a corporation for federal income tax purposes. Counsel to the Company has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Company will not be treated as a "publicly traded partnership" taxable as a corporation. If it were determined that the Company should be treated as an association or publicly traded partnership taxable as a corporation, the taxable income of the Company would be subject to corporate income tax and distributions of profits from the Company would be treated as dividends.

     Distributions to Members and Payment of Tax Liability. The Company does not intend to make periodic distributions of net income or gains, if any, to Members. Whether or not distributions are made, each Member will be required each year to pay applicable federal, state and local income taxes on his or her respective share of the taxable income of the Company, and if insufficient distributions are made to pay such taxes, will have to pay such taxes from sources other than Fund distributions. The amount and times of any distributions will be determined in the sole discretion of the Directors. Investors will likely be required to request extensions of time to file their personal income tax returns. The Funds do not expect to be able to provide estimates of each Member's taxable income before the due date for filing extensions and paying estimated taxes. Members should consult their tax advisor concerning how such delayed reporting may affect them.

Limits of Risk Disclosures

     The above discussions of the various risks associated with the Company and the Interests are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Company. Prospective investors should read this entire Private Placement Memorandum and the LLC Agreement and consult with their own advisers before deciding whether to invest in the Company. In addition, as the Company's investment program changes or develops over time, an investment in the Company may be subject to risk factors not currently contemplated or described in this Private Placement Memorandum.

     Non-Diversified Status. The classification of the Company as a "non-diversified" investment company means that the percentage of the Company's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Company's assets may be invested in the securities of a limited number of issuers, some of which will be within the same industry, the Company's portfolio securities may be more sensitive to changes in the market value of a single issuer and to events affecting a particular industry or market segment.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The investment objective of the Company is fundamental and may not be changed without a vote of a majority of the Company's outstanding voting securities. The Company has also adopted

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certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Company's outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Company, means the vote, at an annual or a special meeting of the security holders of the Company duly called, of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or of more than 50% of the outstanding voting securities of the Company, whichever is less. Except as otherwise indicated, the Company's investment policies and restrictions are not fundamental and may be changed without a vote of the Members.

     In applying these investment restrictions and other policies described in this Private Placement Memorandum, the Company will aggregate its investments and transactions with those of each special purpose investment vehicle, if any, that is advised by a Direct Allocation Underlying Manager, but will not aggregate its investments and transactions with those of the underlying Investment Funds that are not special purpose investment vehicles managed by Direct Allocation Underlying Managers. In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Company's total assets, unless otherwise stated in this Private Placement Memorandum, will not constitute a deviation from the restriction or policy. The Company's fundamental investment restrictions are as follows:

     (1) The Company will not invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities, of issuers engaged in any single industry (for purposes of this restriction, the Company's investments in Investment Funds which employ distinct strategies is not deemed to be an investment in a single industry).

     (2) The Company will not issue senior securities representing stock except that, to the extent permitted by the 1940 Act, (a) the Company may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Company of "senior securities" representing indebtedness, and (b) the Company may borrow money from banks for cash management purposes, temporary or emergency purposes or in connection with repurchases of, or tenders for, Interests.

     (3) The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

     (4) The Company will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Company's investment policies.

     (5) The Company will not purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, and related options, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

     The Company will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

     The Adviser will not cause the Company to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act, an exemption from the 1940 Act, or as otherwise permitted by applicable law. The Company may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act.

                             THE BOARD OF DIRECTORS


     The Company's Board has overall responsibility for monitoring and overseeing the Company's investment program and its management and operation, and has approved the Company's investment program. As used herein, the term "Director" is synonymous with the term "Manager" within the meaning of the Delaware Limited Liability Company Act. The Board of Directors will monitor and oversee the business affairs of the Company, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation or business trust and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business. A majority of the Directors are not "interested persons" as defined in the 1940 Act. Although the Directors review policies regarding the management of the Company and review information provided to them in connection with quarterly meetings of the Board (and any special meetings called), they do not have an active role in reviewing or supervising the Company's ongoing operations. This means, for example, that the Directors do not select or approve the Underlying Managers or the Investment Funds (other than Direct Allocation Underlying Managers). To the fullest extent allowed by applicable law including the 1940 Act, the LLC Agreement also indemnifies the Directors for all costs, liabilities and expenses that they may experience as a result of their service as Directors. The Directors, in their capacity as such, are not members of the Company and, accordingly, each Director has no liability as a member. Directors will not contribute to the capital of the Company in their capacity as Directors, but may subscribe for Interests, subject to the eligibility requirements described in this Private Placement Memorandum.


     The identity and brief biographical information of each of the Directors is set out below.


                                                                            Number Of
                                                                          Portfolios In
                                                         Principal         Fund Complex          Other
                                Position(s) Held       Occupation(s)       Overseen By       Directorships
  Name, Address And Age         With The Company    During Past 5 Years      Director      Held By Director

James R. Hedges, IV*
2640 Golden Gate
Parkway, Suite 205
Naples, Florida 34105
Donnell A. Segalas*
One American Row
Hartford, CT 06102

[Three (3) independent
directors TBD]



*Director is an "interested person," as defined by the 1940 Act, of the Company.


     Other than as described above, since January 1, 2002, none of the Independent Directors who is a director of another investment company whose adviser or principal underwriter is an affiliate of the Adviser has held any other position with (i) the Company, (ii) an investment company having the same adviser or principal underwriter as the Company or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser, (iii) the Adviser or other affiliate of the Company or (iv) any person controlling, controlled by or under common control with the Adviser.


     The following table shows information regarding the compensation expected to be received by Directors who are not "interested persons" of the Company ("Independent Directors") and from all registered investment companies for which the Adviser or its affiliates serve as an investment adviser for the calendar year ending December 31, 2002. No compensation is paid by the Company to Directors who are "interested persons" of the Company, or the Adviser.


Compensation Table for Calendar Year Ending December 31, 2003

                                                   Pension or
                                                   Retirement        Estimated
                                                Benefits Accrued       Annual
                                                   as Part of         Benefits
                             Compensation           Company             upon
    Name of Director         from Company           Expenses         Retirement

James R. Hedges, IV              -0-                  -0-                -0-

Donnell A. Segalas               -0-                  -0-                -0-

[Three (3) Directors TBD]

     The Company is newly formed, and the amounts listed are estimated for the year 2003.


     The Independent Directors are each paid an annual retainer of $_______ ($_______ for the Company's first partial year) and meeting fees of $_______ (or $_______ in the case of telephonic quarterly meetings and $______ in the case of telephonic special meetings) by the Company, and are reimbursed by the Company for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Company.

     A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days prior written notice to the other Directors, and may be removed either by vote of two-thirds (2/3) of the Directors, not subject to the removal vote or vote of the Members holding not less than two thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds (2/3) of the Directors then serving would have been elected by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of a Director, and must do so within sixty (60) days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Company, the Adviser may manage and control the Company, but must convene a meeting of Members within sixty (60) days for the purpose of either electing new Directors or dissolving the Company.

     The Board of Directors has formed an Audit Committee composed of [__] Directors, each an Independent Director, the functions of which are: (1) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Company's service providers;

(2) to oversee the quality and objectivity of the Company's financial statements and the independent audit of those statements; and (3) to the extent that Directors are not Directors of the Audit Committee, to act as a liaison between the Company's independent auditors and the Board of Directors. Directors who serve as Directors of the Audit Committee receive a fee of $________ for each Audit Committee meeting they attend.


     The Board of Directors has formed a Nominating and Compensation Committee currently composed of each of the three Independent Directors, the functions of which are: (1) select and nominate to the Board of Directors each Independent Director and (2) to recommend to the Board of Directors any appropriate changes in compensation for each Independent Director. After the initial election of Directors, no Independent Director will be elected by the Board of Directors unless nominated by the Nominating and Compensation Committee. The Nominating and Compensation Committee does not consider proposals from Members in connection with Proxy solicitations.

     The Board of Directors has formed a Valuation Committee, currently composed of [_] Directors, whose function, subject to the oversight of the Board of Directors, is to review each Series' valuation methodologies, valuation determinations and any relevant information provided to the Valuation committee by the Adviser. The Valuation Committee will act in accordance with each Series' valuation procedures.


                                   THE ADVISER

     The Adviser has the responsibility to manage the operations and investment portfolio of the Company and monitor the performance of the Underlying Managers, subject to the ultimate supervision of, and any policies established by, the Board of Directors. Under the terms of an Investment Advisory Agreement dated as of _________ __, 2002, the Adviser evaluates regularly the Company to determine whether its investment program is consistent with the Company's investment objective and whether its investment performance and other criteria are satisfactory. The offices of the Adviser are located at 2640 Golden Gate Parkway, Suite 205, Naples, Florida 34105.

     The Adviser allocates the Company's assets and evaluates regularly each Underlying Manager to determine whether its investment program is consistent with the Company's investment objective and whether its investment performance and other criteria are satisfactory. The Adviser may reallocate the Company's assets among Underlying Managers, terminate existing Underlying Managers and select additional Underlying Managers, subject in each case to the ultimate supervision of, and any policies established by, the Board of Directors and to the condition that the retention of any Direct Allocation Underlying Manager will require approval of a majority of the Board of Directors, including a majority of the Independent Directors and, unless the Company receives an exemption from certain provisions of the 1940 Act, of a majority, as defined in the 1940 Act, of the Company's outstanding voting securities. The Adviser may, in the future, serve as an investment adviser of other registered and unregistered investment companies.

     The Adviser is a newly formed joint venture between PXP and LJH. PXP and LJH are the sole members of and provide all managers of the Adviser. LJH and PXP have divided among themselves responsibilities delegated to the Adviser by the Company's Board of Directors. Under the terms of the Adviser's Operating Agreement, LJH personnel are responsible for the selection of Investment Funds and Underlying Managers and the allocation of the Company's assets. PXP personnel are responsible for any of the Adviser's functions that relate to sales and marketing and distribution of membership interests in the Company. LJH and PXP divide among themselves responsibility for administrative matters the Company's Board of Directors has not delegated to another third party.

     PXP is the investment management subsidiary of The Phoenix Companies, Inc. (NYSE: PNX), a publicly traded company in the wealth management business with executive offices in Hartford, Connecticut.

     LJH operates funds of hedge funds and also serves as consultant to private and institutional investors in the area of non-traditional investments, providing investment manager evaluation, selection and monitoring. LJH is registered as a commodity pool operator and commodity trading adviser with the National Futures Association and as a Registered Investment Adviser with the Securities and Exchange Commission. LJH has offices in Naples, Florida, London and San Francisco.


     The Adviser was formed as a limited liability company under the laws of the State of Delaware on June 21, 2002 and is registered under the Investment Advisers Act of 1940. The portfolio management team of the Adviser (the "Management Team") also serves as portfolio managers to certain private funds of hedge funds pursuing absolute return strategies.


     The Management Team is a group of experienced and educated investment professionals with a long performance record in alternative investments. The investment process it follows contemplates an ongoing search for ideas, generated from travel, networking, academic research, the alternative manager community, prime brokers, conferences and other sources. The Management Team has identified, evaluated, structured, managed and monitored millions of dollars in a wide range of alternative investments and has access to portfolios chosen from numerous strategies and managers, and maintains a strong network within the alternative investment community as a result of its prior and ongoing experience. The Management Team has relationships with a large number of managers, including some of the most highly regarded alternative asset managers. The Management Team believes that, as a result of these relationships, the Company should have access to a large number of Underlying Managers and Investment Funds from which to select. No person is primarily responsible for making recommendations or decisions.

     The Management Team of the Adviser is composed of the following key LJH personnel:

     James R. Hedges, IV, MIM, Marcel N. Massimb, PH.D., M.B.A., M.S., Michael
K. Holt, MBA, and Edward M. Wright, MBA, CFA.

     JAMES R. HEDGES, IV, MIM, is the Founder and CEO of LJH and President of LJH Alternative Investment Advisors. Jim has worked on the floor of the Chicago Board of Trade and served as Director of European Sales for J.D. Honigberg International, a Chicago-based global trading firm. Prior to founding LJH, he founded and served as Managing General Partner for Challenger Capital Management, L.P., a multi-manager private family partnership investing in investment partnerships, directly owned securities and illiquid securities. Concurrently, he was associated with the economic research and consulting firm of A.B. Laffer, V.A. Canto & Associates in La Jolla, California. Jim has passed the NASD Series 2, 3, 7 and 63 exams. He graduated from Rhodes College in 1989 with a dual Bachelor of Arts in French and International Studies and earned a Master of International Management with a focus on Finance from the American Graduate School of International Management at the Phoenix, Arizona Thunderbird campus in 1991.


     MARCEL N. MASSIMB, PH.D., M.B.A., M.S., is Senior Vice President - Risk Management and Research for LJH. His responsibilities include quantitative analysis, risk management, and day to day management of the research function. Dr. Massimb previously worked as CEO and Chief Investment Officer for Wolf Point Capital Management in Illinois, a specialty fixed income hedge fund that he co-founded. Prior to that, he was a Principal with Harris Investment Management working in the area of fixed income analysis and research. As a Senior Research Analyst with the Chicago Board of Options he researched option pricing issues with respect to CBOE option contracts, designed new contracts and analyzed CBOE market maker's ability to hedge them. He also has experience as a Financial Economist and Product Manager with Applied Financial Management Inc. where he performed portfolio analysis for clients' municipal bond investments. Dr. Massimb received his Ph.D. in Finance and Econometrics and M.B.A. at the University of Chicago, an M.S. in Economics at the University of Oregon, and a B.S. in Economics at the University of Taounde in Cameroon.


     MICHAEL HOLT, MBA, MIA, is a Vice President of Research and specializes in fixed income arbitrage. His work focuses on performing economic, industry and competitive analysis including forecasting, trends, variance and strategic assessments. Mike joined LJH from the Teachers Insurance & Annuity Association, College Retirement Equity Fund (TIAA-CREF) in New York. While there, he executed investment strategies used to optimize a $300 million fixed-income securities portfolio. At TIAA-CREF, Mike managed a $2.2 billion domestic and international securities portfolio and invested $1.5 billion in more than 100 private and publicly held companies. His previous positions have also included work in BNY Capital Markets, Inc., The Bank of New York; Spear Leeds & Kellogg; and the U.S. Treasury Department, all in New York. Mike earned his M.B.A. in Accounting and Finance and Master of International Affairs in Finance and Business at Columbia University and a B.A. in Political Science at Columbia College.

     TED WRIGHT, MBA, CFA, is Vice President of Research. He is responsible for evaluation, due diligence, selection and monitoring of market neutral and long/short equity hedge funds. Prior to joining LJH, Wright held research analyst and trader positions at Whitebox Advisors, LLC and DePrince, Race & Zollo, Inc. At Whitebox, a market neutral statistical arbitrage hedge fund, his research focused on a variety of industries, including small, medium and large-cap equities. As an expert in catalyst recognition, valuation techniques and modeling, he analyzed financial statements, prepared industry updates, and interviewed top management and sell-side analysts. At DePrince, Race & Zollo, Wright worked as part of a nationwide small-cap value team with more than $500 million in assets under management. Ted earned an MBA in Finance from Rollins College and a Bachelor's Degree in Finance from the University of North Florida. He is a member of the Association for Investment Management & Research, and numerous academic honor societies, and is a CFA charterholder.

Investment Process

     The Adviser will apply a rigorous investment process. The selection of Underlying Managers will result from the methodologies, relationships, networks of practitioners and academics, and processes that have contributed to the past success of the senior professionals of the Adviser. No assurances can be given, however, that those levels of success will be achieved by the Company. The sophisticated selection and allocation process used by the Adviser is highly complex and may fail to achieve its objectives for many reasons, including reasons not currently anticipated.

     Investment Philosophy - The Adviser will seek to select Investment Funds that possess some advantage that sets them apart from other funds pursuing similar strategies. Such advantages may include superior market models, a team of talented and experienced investment professionals, or a strategy that is not easily replicated by competitors.

     Investments made for the Company's investment portfolio will be subjected to a due diligence process that considers both quantitative and qualitative criteria. This process includes an evaluation of the fund's strategy, its ability to pursue such strategy and its effort to minimize undesirable risks. In addition, the Adviser will seek to assess the business operations of each fund.

     Efficiency - The Company's fund of hedge funds strategy seeks to greatly reduce an investor's need to select and manage individual hedge fund investments. The Adviser also expects that the

Company will have the scale necessary for administrative efficiency and access to Underlying Managers that typically require large commitments of assets and/or resources.

     Portfolio Construction and Monitoring - The Adviser will use a combination of qualitative and quantitative due diligence, risk controls and monitoring and will seek to broadly diversify the Company's portfolio. The Company will generally seek to avoid classes of investments for which, in the view of the Adviser, markets are highly efficient, that are characterized by unpredictable episodes, or that have unfavorable downside risk, in each case, in the opinion of the Adviser.

Identification of Underlying Managers

     The Adviser will seek investment opportunities from its extensive network in the financial industry. New investment ideas on behalf of the Company will be initially screened by the Adviser to meet criteria that are designed to narrow the universe to a selected number of Underlying Managers that are considered likely, in the opinion of the Adviser, to add value to the Company's portfolio. Initial meetings with a potential Underlying Manager typically will be held to gain a general understanding of the strategy and the skills and resources of the Underlying Manager in implementing the strategy. Typically, only a few Underlying Managers will appear sufficiently interesting to the Adviser after initial meetings. If the Adviser concludes that an opportunity is promising and may fit well with the Company's portfolio, it will conduct additional reviews in an effort to understand fully key aspects of the investment.

Risk Analysis and Monitoring

     Risk Considerations in the Design of Portfolios - In selecting Underlying Managers, the Adviser will seek a mix of investment strategies designed to enhance diversification and reduce risk. The Adviser will also seek to maintain relationships with multiple Underlying Managers among whom to vary allocations of the Company's assets over time. Variation among investment strategies and Underlying Managers is designed to, among other things, lower the Company's risk of unforeseen events.

     Monitoring and Rebalancing - The Adviser will seek to monitor the returns and risks of the Company's portfolio and the Investment Funds in which the Company invests. A primary goal of the Adviser will be to determine periodically the degree to which Underlying Managers and Investment Funds are performing as expected and to identify and evaluate factors that might result in an increase or decrease in the allocation of the Company's assets among those Underlying Managers and Investment Funds. The Adviser will aim to monitor the operation and performance of an Underlying Manager as often as the Adviser believes is appropriate in light of the strategy followed by the Underlying Manager and market conditions.

                          INVESTMENT ADVISORY AGREEMENT


          The Investment Advisory Agreement provides that the Adviser is responsible, subject to the supervision of the Board of Directors, for formulating a continuing investment program for the Company. The Adviser's responsibilities include: (a) to continuously manage the assets of the Company in a manner consistent with the investment objective, policies and restrictions of the Company, as set forth in the Private Placement Memorandum of the Company and as may be adopted from time to time by the Company and applicable laws and regulations; (b) to determine the securities to be purchased, sold or otherwise disposed of by the Company and the timing of such purchases, sales and dispositions and to place orders through such brokers or dealers as it may select; (c) to supervise and evaluate any sub-adviser retained by the Company; and (d) to take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Company, as the Adviser shall deem necessary or appropriate. The Investment

Advisory Agreement is terminable without penalty by the Company on 60 days' prior written notice by the Board of Directors, by vote of a majority as defined by the 1940 Act of the outstanding voting securities of the Company, or by the Adviser upon 60 days' prior written notice. The initial term of the Investment Advisory Agreement expires on November 30, 2004 and may be continued in effect from year to year after expiration of its initial term if its continuance is approved annually by either the Board of Directors or the vote of a majority as defined by the 1940 Act of the outstanding voting securities of the Company so long as in either case, the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on approval. The Investment Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules under the Act.


     The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Adviser and any principal, partner, director, officer, member or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Company. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company of the Adviser, or any principal, partner, director, officer, member or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Company, so long as the liability or expense is not incurred by reason of the person's bad faith or gross negligence.


     In considering approval of the Investment Advisory Agreement, the Board of Directors considers the following factors, among others: the total compensation to be received, directly or indirectly, by the Adviser, including cash compensation and benefits; the expenses incurred by the Adviser in performing services under the agreement; the total cost of the Company and each Series of using the Adviser's services, taking into account any expenses that the Adviser may pass to the Company and each Series; the effect of the Management Fee on the ratio of total expenses to total assets, competitive prices for comparable services; and past performance and reliability of the Adviser. The Board of Directors considers these factors, among others, in order to ensure that approval of the Advisory Agreement serves the interests of the Company, each Series and the Members.


                                     VOTING

     Each Member has the right to cast a number of votes based on the value of the Member's capital account at a meeting of Members called by the Board of Directors or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of Managers, approval of the Investment Advisory Agreement, and on certain other matters. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Company's business, and may not act for or bind the Company.

                              CONFLICTS OF INTEREST

     Voting Rights in Private Funds - From time to time, sponsors of Investment Funds may seek the approval or consent of the investors in the Investment Funds in connection with certain matters. In such a case, in the event the Adviser has purchased voting securities and has not contractually foregone its voting rights, the Adviser will have the right to vote in its discretion the interest in the Investment Fund held by the Company, on behalf of the Company. The Adviser will consider only those matters it considers appropriate in taking action with respect to the approval or consent. Business relationships may exist between the Adviser and its affiliates, on the one hand, and the Underlying Managers and affiliates of the Investment Funds on the other hand, other than as a result of the Company's investment in the Investment Funds. As a result of these existing business relationships, the Adviser may face a conflict of interest acting on behalf of the Company and its Members. The Adviser shall, as far as possible, monitor any overlap in holdings by the Investment Funds to minimize the possibility of such conflicts. To the extent that such conflicts arise, the Adviser shall act in the best interests of the Company and its Members, as determined by the Adviser in its sole discretion.

     The Company may, for regulatory reasons, limit the amount of voting securities it holds in any particular Investment Fund, and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. The Company's lack of ability to vote may result in a decision for an Investment Fund that is adverse to the interests of the Members. In certain circumstances, the Company may waive voting rights or elect not to exercise them, such as to achieve compliance with U.S. bank holding company laws, or to resolve conflicts such as those referred to above.

     Client Relationships - The Adviser and its affiliates have existing and potential relationships with a significant number of sponsors of Investment Funds, corporations and institutions. In providing services to its clients and the Company, the Adviser may face conflicts of interest with respect to activities recommended to or performed for the clients, and the Company, the Members and/or the Investment Funds. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Company. There may be, however, circumstances under which the Adviser or its affiliates will cause one or more account to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Company's assets. There also may be circumstances under which the Adviser will consider participation by its other accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Company, or vice versa.

     The Adviser will evaluate for the Company, and it is anticipated that the Adviser and its affiliates will evaluate for each account, a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Company or another account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Company and the Adviser's other accounts in the context of any particular investment opportunity, the investment activities of the Company and such accounts may differ considerably from time to time. In addition, the fees and expenses of the Company will differ from those of the other accounts. Accordingly, prospective investors should note that the future performance of the Company and the other accounts will vary.

     When the Adviser determines that it would be appropriate for the Company and one or more accounts to participate in an investment opportunity at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Company participate, or participate to the same extent as the other accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders. Situations may occur, however, where the Company could be disadvantaged because of the investment activities conducted by the Adviser or its affiliates for other accounts. Such situations may be based on, among other things, the following:
(1) legal restrictions on the combined size of positions that may be taken for the Company accounts, thereby limiting the size of the Company's position; (2) the difficulty of liquidating an investment for the Company and the other accounts where the market cannot absorb the sale of the combined positions; and
(3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Company may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.

     Incentive Allocation - The existence of the Incentive Allocation may create an incentive for the Adviser to make more speculative investments for the Company than it otherwise would make in the absence of such incentive compensation.

     Diverse Membership; Relationships with Members - The Members are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Company. The conflicting interests of individual Members may relate to or arise from, among other things, the nature of investments made by the Company, the structuring of the acquisition of investments of the Company, and the timing of disposition of investments. This structuring of the Company's investments and other factors may result in different returns being realized by different Members. Conflicts of interest may arise in connection with decisions made by the Adviser, including decisions with respect to the nature or structuring of investments that may be more beneficial for one Member than for another Member, especially with respect to Members' individual tax situations. In selecting Investment Funds for the Company, the Adviser will consider the investment and tax objectives of the Company as a whole, not the investment, tax or other objectives of any Member individually.

     Management of the Company - The Management Team and other employees of the Adviser, or its affiliates will devote such time as the Adviser, the Adviser and their affiliates, in their discretion, deem necessary to carry out the operations of the Company effectively. Officers and employees of the Adviser and its affiliates will also work on other projects (including other funds served by the Adviser and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

Underlying Managers

     Set out below are practices in which Underlying Managers that are Direct Allocation Underlying Managers may follow. Although the Adviser anticipates that Underlying Managers that are not Direct Allocation Underlying Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Underlying Manager (including a Direct Allocation Underlying Manager) will adhere to, and comply with, its stated practices.

     Participation in Investment Opportunities - The Adviser anticipates that each Underlying Manager will consider participation by the Company or an Investment Fund in which the Company participates in all appropriate investment opportunities that are also under consideration for investment by the Underlying Manager for Investment Funds and other accounts managed by the Underlying Managers, other than the Company ("Underlying Manager Accounts"), that pursue investment programs similar to that of the Company. Circumstances may arise, however, under which an Underlying Manager will cause its Underlying Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Underlying Manager will commit assets of the Company or an Investment Fund. Circumstances may also arise under which an Underlying Manager will consider participation by its Underlying Manager Accounts in investment opportunities in which the Underlying Manager intends not to invest on behalf of the Company or an Investment Fund, or vice versa.

     Situations may occur when the Company could be disadvantaged by investment activities conducted by the Underlying Manager for the Underlying Manager Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Company, or an Investment Fund in which the Company participates and/or Underlying Manager Accounts (collectively "Co-Investors" and individually a "Co-Investor"), limiting the size of the Company's or an Investment Fund's position; (2) legal prohibitions on the Co-Investors' participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instruments is limited.

     Each Underlying Manager, and its principals, partners, directors, officers, members, employees and affiliates, may buy and sell securities or other investments for their own accounts and may face conflicts of interest with respect to investments made on behalf of the Company or an Investment Fund in which the Company participates. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, partners, directors, officers, members, employees and affiliates of the Underlying Manager that are the same, different from or made at different times than positions taken for the Company or an Investment Fund.

     Underlying Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Underlying Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Underlying Manager accounts or the Company.

     Other Matters - An Underlying Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Underlying Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Underlying Manager determined it was appropriate for the Investment Fund to purchase and an Underlying Manager Account to sell, or the Investment Fund to sell and an Underlying Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Underlying Managers, or their affiliates, and the principals, partners, directors, officers, members or employees of the foregoing, may give rise to additional conflicts of interest.

     The Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made by the Adviser on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, partners, directors, officers, members and employees of the Adviser or its affiliates that are the same, different from or made at different times from positions taken for the Company. To lessen the possibility that the Company will be adversely affected by this personal trading, the Company and the Adviser have adopted a joint code of ethics (the "Code of Ethics") in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company's portfolio transactions. All associated persons are prohibited from engaging in, or recommending, any securities transaction which involves any actual or potential conflict of interest, or any abuse of an associated person's position of trust and responsibility.

     Associated persons are required to report all personal securities transactions to a compliance officer within twenty-four (24) hours. All associated persons are prohibited from buying and selling the same securities within a 60-day period, unless a compliance officer waives such restriction.

     Associated persons who are also deemed investment personnel, generally defined under the Code of Ethics as any person who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Adviser, or whose functions relate to the making of any recommendations with respect to such purchases or sales, are prohibited from: recommending securities transactions by the Company without disclosing his or her interests; divulging current and anticipated portfolio transactions with respect to the Company to anyone unless it is properly within his or her duties to do so; participating in initial public offerings or private placements which present conflicts of interest with the Company; accepting a gift exceeding $100 from any person that does business with or on behalf of the Adviser or affiliates; and engaging in any securities transaction for his or her own benefit or the benefit of others, including the Company, while in possession of material, non-public information concerning such securities. In addition, all investment managers and investment related staff are required to pre-notify a compliance officer of any personal dealings in securities which they intend to carry out and are not permitted to deal personally in securities within seven (7) working days of carrying out any transaction in the same security on behalf of the Company.

     The Code of Ethics provides for various penalties for violations, and any material violation of the Code of Ethics is reported to the Board of Directors of the Company. The Board of Directors also reviews the administration of the Code of Ethics on an annual basis.

     The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

     The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Company, except that the Company may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Company as a result of common officers, directors, advisers or managing members. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Company to purchase and another client to sell, or the Company to sell and another client to purchase, the same security or instrument on the same day.

     Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers, members or employees may give rise to conflicts of interest other than those described above.

                                    BROKERAGE

     Each Underlying Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Investment Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

     The Adviser expects that each Underlying Manager will generally select brokers and dealers to effect transactions on behalf of its Investment Fund substantially as described below, although the Adviser can give no assurance that an Underlying Manager (including a Direct Allocation Underlying Manager) will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of an Investment Fund, an Underlying Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. Subject to appropriate disclosure, however, Underlying Managers of Investment Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Underlying Manager rather than its Investment Fund. The Adviser generally considers the broker selection process employed by an Underlying Manager in determining whether to invest in its Investment Fund. Each Underlying Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.


     Consistent with seeking best price and execution, an Underlying Manager may place brokerage orders with brokers (including affiliates of the Adviser) that may provide the Underlying Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of an Underlying Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Underlying Manager or its affiliates in providing services to clients other than an Investment Fund. In addition, not all of the supplemental information is used by the Underlying Manager in connection with an Investment Fund in which the Company invests. Conversely, the information provided to the Underlying Manager by brokers and dealers through which other clients of the Underlying Manager and its affiliates effect securities transactions may be useful to the Underlying Manager in providing services to an Investment Fund. The Underlying Managers may share this research with the Adviser. In accordance with provisions of the 1940 Act, an affiliate of the Adviser may effect brokerage transactions for an Investment Fund.


                                FEES AND EXPENSES

     The Adviser will bear all of its own overhead costs incurred in providing investment advisory services to the Company. The Company will bear the costs of travel and other expenses related to the selection and monitoring of Underlying Managers. The Company will pay expenses of meetings of the Board of Directors and Members and expenses related to qualifying potential investors, providing investor services to the Company, preparing communications and quarterly reports to Members and regulatory compliance.

     In partial consideration of the advisory and other services provided by the Adviser to the Company, the Company will pay the Adviser the Management Fee each month at the rate of 1/12 of 1.25% (1.25% on an annualized basis) of the Company's net assets. The Management Fee will be an expense out of the Company's assets, and will be reflected in each Member's capital account (including the capital accounts of the Adviser, or any of its affiliates to the extent any of them holds a Member Interest) as a reduction to net profits or an increase to net losses credited to or debited against each Member's capital account. Net assets for these purposes mean the total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations of the Company. The Management Fee will be computed based on the net assets of the Company as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and will be due and payable in arrears within five business days after the end of the month.




     The Adviser may pay certain brokers, transfer agents, financial intermediaries and other persons for providing investor services or otherwise in connection with the placement of Interests in the Company.


     In consideration of the administrative services provided by the Administrator to the Company, the Company will pay the Administrator a monthly administration fee of __% ( __% on an annualized basis) of the Company's net assets, and will also reimburse the Administrator's out-of-pocket expenses related to services provided to the Company. The Administrative Fee and the reimbursement of out-of-pocket expenses will be an expense out of the Company's assets, and will be reflected in each Member's capital account (including the capital accounts of the Adviser and any of its affiliates that may participate as a Member) as a reduction to net profits or an increase to net losses credited to or debited against each Member's capital account.


     Each Series of the Company, has adopted a Distribution and Member Servicing Plan to provide certain distribution and member-servicing activities for the Company and its Members. Series A may pay up to 0.25% per year of its net assets and Series C shares may pay up to 0.90% per year of net assets for such distribution and member-servicing activities. These fees finance distribution activities that promote the sale of the Company's Interests. Distribution activities include, but are not necessarily limited to, advertising, printing and mailing prospectuses to persons other than current Members, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel. Member services may include, among other things, assisting investors in processing their purchases or repurchase requests, handling Member inquiries regarding the Company (e.g., responding to questions concerning investments in the Company, capital account balances, and reports and tax information provided by the Company); assisting in the enhancement of relations and communications between Members and the Company; assisting in the establishment and maintenance of Member accounts with the Company; assisting in the maintenance of Company records containing Member information; and providing such other information and Member liaison services as the Distributor may reasonably request. Because these fees are paid out of the Company assets on an on-going basis, over time these fees will increase the cost of investment and may cost more than paying other types of sales charges.


     Expenses to be borne by the Company include all of its operating expenses, not explicitly allocated to the Adviser or other service provider, including:

     o all investment related expenses, including, but not limited to, fees paid directly or indirectly to Underlying Managers, all costs and expenses directly related to portfolio transactions and positions for the Company's account such as direct and indirect expenses associated with the Company's investments, including its investments in Investment Funds (whether or not consummated), transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the expenses of consultants, attorneys and experts) and, if applicable in the event the Company utilizes a Direct Allocation Underlying Manager, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

     o all costs and expenses associated with the establishment of special purpose investment vehicles (whether or not consummated) managed by Direct Allocation Underlying Managers;

     o all costs and expenses associated with tender offers relating to repurchases of Interests;

     o  any non-investment related interest expense;

     o attorneys' fees and disbursements associated with updating the Company's Private Placement Memorandum and subscription documents (the "Offering Materials");

     o fees and disbursements of any attorneys and accountants engaged by the Company, and expenses related to the annual audit and tax returns of the Company;

     o fees paid and out-of-pocket expenses reimbursed to the Administrator, the Custodian and other administrative service providers;

     o  record keeping, custody and escrow fees and expenses;

     o the costs of errors and omissions/managers and officers liability insurance and a fidelity bond;

     o  the Management Fee;

     o the costs of preparing, printing and mailing reports and other communications to Members and any meetings of Members;

     o all costs and charges for equipment or services used in communicating information regarding the Company's transactions among the Adviser and any custodian or other agent engaged by the Company;

     o  Company organizational and registration expenses; and

     o  any extraordinary expenses.

     The Adviser will be reimbursed by the Company for any of the above expenses that it pays on behalf of the Company.


     The Company's organizational expenses are estimated at $250,000. According to the guidelines followed by the American Institute of Certified Public Accounts applicable to the Company, the organizational expenses now must be expensed by the Company as incurred. In order to achieve a more equitable distribution of the impact of those expenses among the Company's Members, an amount equal to the organizational expenses incurred by the Company will be allocated among and credited to or debited against the capital accounts of all Members based on the percentage that a Member's contributed capital to the Company bears to the total capital contributed to the Company by all Members as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which capital contributions of Members are made. These allocations will thereafter be adjusted as of each date, through and including November 30, 2003, on which additional capital is contributed to the Company by Members.


     Investment Funds will bear various expenses in connection with their operations similar to those incurred by the Company. Underlying Managers generally will assess asset-based fees to and receive incentive-based allocations from the Investment Funds, which effectively will reduce the investment returns of the Investment Funds. These expenses, fees and allocations will be in addition to those incurred by the Company itself. As an investor in the Investment Funds, the Company will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive allocations to the Underlying Managers. If any Investment Fund itself invests in another investment fund, there will be an additional level of fees and expenses.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

     The Company will maintain a separate capital account for each Member (including the Adviser or any of its respective affiliates to the extent any of them contributes capital to the Company as a Member). Each such capital account will have an opening balance equal to the Member's initial contribution to the capital of the Company and will be increased by the sum of the amount of cash and the value of any securities contributed by the Member to the capital of the Company, plus any amounts credited to the Member's capital account as described below. Each Member's capital account will be reduced by the sum of the amount of any repurchase by the Company of the Interest, or portion of an Interest, held by the Member, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member's capital account as described below.

     Capital accounts of Members are adjusted as of the close of business on the last day of each of the Company's fiscal periods. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of the Company's business on the first to occur of the following: (1) the last day of a fiscal year of the Company; (2) the last day of a taxable year of the Company; (3) the day preceding any day on which a contribution to the capital of the Company is made; (4) any day on which the Company repurchases any Interest or portion of an Interest of any Member; or (5) any day on which any amount is credited to or debited against the capital accounts of all Members in accordance with their "investment percentages". An "investment percentage" will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Allocation of Net Profits and Net Losses

     Net profits or net losses of the Company for each calendar year will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of each month in accordance with Members' investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Company, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses, before giving effect to any repurchases by the Company of Interests or portions of Interests, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' investment percentages. The amount of net profits, if any, allocated to a Member may be reduced by the Member's share of the Incentive Allocation. Allocations for U.S. federal income tax purposes generally will be made among Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior calendar years. See "Tax Aspects - Tax Treatment of Company's Operations - Allocation of Profits and Losses".

Incentive Allocation

     The Adviser holds a non-voting Special Advisory Member interest in the Company (the "Special Advisory Account") through a special member vehicle, solely for the purpose of receiving the Incentive Allocation. The Special Advisory Account held by the Adviser will be entitled to receive an Incentive Allocation for each calendar year equal to 10% of the combined amount by which the net profits allocated to each Member's capital account for each six (6) month period in the calendar year in excess of any net losses so allocated for such periods exceeds the respective amounts that such Member would have been allocated with respect to its Capital Account had such Member received a return for each such six (6) month period equal to that of the three-month Treasury Bill rate published in the Federal Reserve Statistical Release H.15 as of the last business day prior to the inception of such period, (the "Hurdle"). If an Incentive Allocation is made for a particular calendar year, the amount of that allocation will be deducted from each Member's capital account as of the end of that calendar year, and credited to the Special Advisory Account, as of the last day of that calendar year. In the event of a repurchase of Interests, the Incentive Allocation amount shall be deducted from the repurchase price (determined on a pro rata basis for repurchases other than at the end of a calendar year).

     The amount of any Incentive Allocation that may be deducted from each Member's capital account for a given calendar year will be adjusted with respect to contributions, transfers, distributions and repurchases applicable to the Member for that period. If at the end of any calendar year the sum of the average Hurdle for such year and net losses allocated to a Member's capital account exceed net profits so allocated, a "Loss Carry - forward Amount" will be established for the capital account of that Member. Loss Carry - forward Amounts are cumulative with respect to prior calendar years, and no Incentive Allocation will be made until an investor has recovered all Loss Carry - forward Amounts.

     For purposes of calculating the Incentive Allocation, net gain is calculated after giving effect to all allocations to a Member's capital account, other than the Incentive Allocation, but before giving effect to any distributions and repurchases of Interests by the Company, or deductions to the capital account to reflect any item not chargeable to all Members according to their investment percentages. Consequently, if an Incentive Allocation is credited to the Adviser for a given calendar year, it will be increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to each Member's capital account. The Incentive Allocation may create an incentive for the Adviser to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Allocation. Very few investment advisers to registered investment companies receive an Incentive Allocation similar to that to which the Adviser is entitled. See "Other Risks - Incentive Allocation".


     The Adviser may withdraw amounts from the Special Advisory Account at any time.


Allocation of Special Items - Certain Withholding Taxes and Other Expenditures

     Withholding taxes or other tax obligations incurred by the Company that are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Company paid those obligations, and any amounts distributable at or after that time to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Company, as a contribution to the capital of the Company, the amount of the excess. The Company is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Company determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of the Member, assist the Member in applying for the refund.

     Any expenditures payable by the Company, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, will generally be charged to only those Members on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Company.

Reserves

     The Company may cause appropriate reserves to be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Company. Reserves will be in such amounts (subject to increase or reduction) that the Company may deem necessary or appropriate. The amount of any reserves and any increase or decrease in them will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserves are created, increased or decreased, except that, if the reserves, or any increase or decrease in them, exceeds the lesser of $500,000 or 1.0% of the aggregate value of the capital accounts of all those Members, the amount of the reserves, increase, or decrease will instead be charged or credited to those investors who were Members at the time, as determined by the Company, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Net Asset Valuation


     The value of the Company's net assets will be determined for each Series as of the close of the Company's business on the last business day of any calendar month within ten (10) business days of the last day of the month in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board of Directors.

     The Company will value interests in Investment Funds (other than special purpose investment vehicles managed by the Direct Allocation Underlying Managers) at fair value, which ordinarily will be the value determined by their Underlying Managers in accordance with the policies established by the Investment Fund. Also, Underlying Managers may only provide determinations of the net asset value of Investment Funds on a quarterly basis, in which event it may not be possible to determine the net asset value of the Company more frequently. Delays in obtaining from an Underlying Manager the information upon which to base the valuation of an Investment Fund may make it difficult for the Company to value its interest in that Investment Fund. The Board of Directors has approved procedures pursuant to which a Series' investments in Investment Funds are valued at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Series' valuation. As a general matter, the fair value of a Series' interest in an Investment Fund will represent the amount that the Series could reasonably expect to receive from an Investment Fund if such Series' interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Series believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end value to the Series on a timely basis, the Series would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Series values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Series' valuation date.

     Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Funds, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser believes to be reasonably appropriate and otherwise consistent with industry standards. Although procedures approved by the Board of Directors provide that the Adviser will review the valuations provided by the Investment Managers to the Investment Funds, neither the Adviser nor the Board of Directors will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited).

     The Series' valuation procedures require the Adviser to consider all relevant information available at the time the Series values its portfolio. The Adviser and/or the Board of Directors will consider such information, and may conclude in certain circumstances that the information provided by the investment adviser of an Investment Fund does not represent the fair value of the Series' interests in the Investment Fund. Although redemptions of interests in Investments Funds are subject to advance notice requirements, Investment Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board of Directors, in the absence of specific transaction activity in interests in a particular Investment Fund, the Series would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when an Investment Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Investment Fund interests, the Series may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board of Directors.

     The valuations reported by the Underlying Managers to the Investment Funds, upon which the Company calculates each Series' month-end net asset value and net asset value per Interests, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by those Funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of a Series at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Members who had their Interests repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Investment Managers or revisions to net asset value of an Investment Fund adversely affect a Series' net asset value, the outstanding Interests of that Series will be adversely affected by prior repurchases to the benefit of Members who had their Interests repurchased at a net asset value per Interests higher than the adjusted amount. Conversely, any increases in the net asset value per Interests resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Interests of that Series and to the detriment of Members who previously had their Interests repurchased at a net asset value per Interests lower than the adjusted amount. New Members may be affected in a similar way, because the same principles apply to the purchase of Interests.

     The procedures approved by the Board of Directors provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Investment Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Series is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Series' investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board of Directors, determines in good faith best reflects approximate fair value. The Board of Directors will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Series and consistent with applicable regulatory guidelines.


     If Direct Allocation Underlying Managers are engaged to manage a portion of the Company's assets, or if the Company holds any securities other than interests in Investment Funds, the

Company will value the portfolio securities managed by the Direct Allocation Underlying Managers or held by the Company as follows:

     o United States exchange traded and NASDAQ listed equity securities (other than options) will be valued at their last composite sale prices as reported on the exchanges on which those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a non-U.S. securities exchange will be valued at their last sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Directors.

     o Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board of Directors will regularly monitor the reasonableness of valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board of Directors to represent fair value.

     o If, in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request a valuation committee composed of two or more Directors to instead adopt procedures to be used by the Adviser, if so delegated by the Board of Directors and in accordance with procedures adopted by the Board of Directors, to value the security at fair value, subject to the oversight of the valuation committee.

     o All assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using non-U.S. exchange rates provided by a pricing service compiled as of 4:00 p.m., London time. Trading in non-U.S. securities generally is completed, and the values of non-U.S. securities are determined, prior to the time as of which net asset value of the Company is determined. On occasion, the values of non-U.S. securities and exchange rates may be affected by significant events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Company is determined. When an event materially affects the values of securities held by the Company or its liabilities, the securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Directors.

          Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Company's net assets if the Board of Directors' or Advisers' judgments regarding appropriate valuations should prove incorrect. The Adviser faces conflicts of interests to the extent it is involved in valuation because its Incentive Allocation is based on such valuation.

                                  ADMINISTRATOR

     The Company has retained PFPC, Inc. (the "Administrator") to provide certain administrative and investor services to the Company.

     PFPC has provided global fund and retirement plan services for more than 25 years. PFPC is the largest full-service mutual fund transfer agent and the second largest fund accounting provider in the United States. With domestic and international offices, PFPC offers services including: fund accounting, administration, transfer agency, shareholder services, advanced output solutions, custody, securities lending, retirement services, integrated banking transaction services, alternative investment services, offshore fund services and subaccounting services. PFPC clients include brokerage firms, pension and investment managers, insurance companies and banks.

     Under the terms of an administration agreement entered into between the Company and the Administrator (the "Administration Agreement"), the Administrator is responsible, directly or through its agents, for, among other things: (1) maintaining a list of Members and generally performing all actions related to the issuance, repurchase and transfer of Interests, if any; (2) subject to approval by the Board, accepting subscriptions for Interests and accepting payment for the Interests; (3) computing and disseminating the net asset value of the Company in accordance with the LLC Agreement; (4) performing all acts related to the repurchase of Interests; (5) supervising the completion of, and furnishing, annual financial statements of the Company, as well as monthly reports regarding the Company's performance and net asset value, to Members; and (6) performing agreed upon services necessary in connection with the administration of the Company, including registrar and transfer agent functions, accounting and clerical services. The Administrator may retain third parties, including its affiliates or those of the Adviser, to perform some or all of these services.

         The Administrator will be paid an Administrative Fee of [____]% of the Company's net assets with an annual minimum of $[__________], and will also be reimbursed by the Company for out-of-pocket expenses relating to services provided to the Company. The Administrative Fee may be negotiated and agreed upon from time to time between the parties. The Administration Agreement may be terminated at any time after the first year without penalty by either of the parties upon not less than 60 days' written notice. The Administration Agreement provides that the Administrator will not be liable to the Company or to Members for any and all liabilities or expenses except those arising out of the negligence or willful default of the Administrator or its delegates. In addition, under the Administration Agreement, the Company will agree to indemnify the Administrator from and against any and all liabilities and expenses whatsoever arising out of the Administrator's actions under the Administration Agreement, other than liability and expense arising out of the Administrator's negligence or willful default.

                           SUBSCRIPTIONS FOR INTERESTS

Subscription Terms

     The Company intends to accept initial and additional subscriptions for Interests made after the Closing Date and the commencement of the Company's investment operations as of the first business day of each calendar month. All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription, although the Adviser may accept, in its sole discretion, a subscription prior to receipt of cleared funds. The investor must also submit a completed subscription agreement before the applicable subscription date. The Company reserves the right to reject any subscription for Interests and the Adviser may, in its sole discretion, suspend subscriptions for Interests at any time and from time to time.

     The minimum initial investment in the Company from each investor is $25,000, and the minimum additional investment in the Company is $25,000. The minimum initial and additional investments may be reduced by the Company with respect to individual investors or classes of investors (for example, with respect to certain key employees or directors of the Adviser or its affiliates). The Board of Directors may, in its discretion, cause the Company to repurchase all of the Interests held by a Member if the Member's capital account balance in the Company, as a result of repurchase or transfer requests by the Member, is less than $25,000. Intermediaries through which investors buy interests may impose higher minimums.


     Except as otherwise permitted by the Company, initial and any additional contributions to the capital of the Company by any Member must be made in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Company. Initial and any additional contributions to the capital of the Company will be payable in one installment. Although the Company may accept contributions of securities in the discretion of the Adviser, the Company has no intention at present of accepting contributions of securities. If the Company chooses to accept a contribution of securities, the securities would be valued in the same manner as the Company values its other assets, and the Company may charge such Member up to 2% of the value of such contribution to reimburse the Company for the costs of accepting such securities.

     Each new Member must agree to be bound by all of the terms of the LLC Agreement. Each potential investor must also represent and warrant in the Subscription Agreement, among other things, that the investor is an "Eligible Investor" as described below and is purchasing an Interest for his, her or its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest. A substantial portion of the Interests may be held by affiliates of the Adviser.

Eligible Investors

     Each prospective investor (and under certain circumstances each equity owner of an investor) in the Company will be required to certify to the Company that the Interest subscribed for is being acquired for the account of an "accredited investor" as defined in Regulation D under the 1933 Act and a "qualified client" within the meaning of Rule 205-3 under the Advisers Act, which are referred to in this Private Placement Memorandum as "Eligible Investors". Existing Members who subscribe for additional Interests will be required to qualify as Eligible Investors at the time of each additional subscription. Qualifications that must be met in becoming a Member are set out in the Subscription Agreement that must be completed by each prospective investor.

     Generally, to qualify as an Accredited Investor, an investor must satisfy the definition of Accredited Investor under Rule 501(a) promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act. Currently, to be treated as an Accredited Investor, an investor must satisfy one of the following tests:

     o Individuals. If the investor is an individual, the investor must represent that he or she has a net worth in excess of $1,000,000, or meets an alternative income test.

     o Certain Qualified Plans. A "Qualified Plan," as defined in the Securities Act, will be treated as an Accredited Investor if (i) for a self-directed plan, all the plan's participants are Accredited Investors, (ii) the investment decision is made by a plan fiduciary that is either a bank, an insurance fund or a registered investment adviser or (iii) it has total assets in excess of $5,000,000.

     o Other Tax-Exempt Entities. Any organization described in Rule 501(c) promulgated by the SEC under the Securities Act with total assets in excess of $5,000,000 will be considered an Accredited Investor.

     o Trusts. A revocable trust will generally be treated as an Accredited Investor if each grantor is an Accredited Investor and the grantors may amend or revoke the trust at any time. An irrevocable trust will generally be treated as an Accredited Investor if (i) it has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Interests, and its investment in the Interests is directed by a person experienced in financial and business matters who is capable of evaluating the merits and risks of such investment or
        (ii) the trustee of the trust is a bank, and it makes the decision to invest in the Interests on behalf of the trust.

     o Other Purchasers. Other accreditation standards are described in the Subscription Agreement.

     To qualify as a Qualified Client, an investor must satisfy the definition of Qualified Client under Rule 205-3 under the Advisers Act. Currently, to be treated as a Qualified Client, an investor must satisfy one of the following tests:

     o Individuals and Institutions. The investor must represent that he, she or it has at least $750,000 under the management of the Adviser or has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000.

     o Insiders. Executive Officers and so-called "Knowledgeable Employees" of the Company or the Adviser (as defined by Rule 3c-5 under the Investment Company Act) may invest in the Company without qualifying as Qualified Clients.

     Satisfaction of the above admission standards does not necessarily mean that Interests are a suitable investment for a prospective investor. The Adviser reserves the right to reject the Subscription Agreement of any prospective investor for whom it appears, in the exclusive discretion of the Adviser, that the Interests may not be a suitable investment. You should not, however, rely on the Adviser to determine the suitability of an investment in the Company for you.

     Each investor must, either alone or with the assistance of a "purchaser representative," have sufficient knowledge and experience in financial and business matters generally and in securities investing in particular to allow him or her to evaluate the merits and risks of investing in the Company. In addition, each investor should have sufficient funds, beyond those he or she intends to invest in the Company to meet personal needs and contingencies. Investors should expect that they will not have access to the funds invested in the Company for extended periods and should be capable of absorbing a loss or reduction in the value of their investment.

Distributor


     Phoenix Equity Planning Corporation, an affiliate of the Adviser, acts as the distributor for the Company (the "Distributor"), without special compensation from the Company, and will bear its own costs associated with its activities as Distributor. The Distributor may delegate any of its duties, functions or powers as Distributor to third parties (including affiliates) to act as sub-distributors or placement agents for the Company. Such agents may receive a one-time fee and an ongoing fee based upon the value of the Interests of the investors introduced to the Company by the agent or based upon the initial contribution amount made by such investors into the Company. See "Placement Fees".

     The Distributor acts on a best efforts basis, subject to various conditions. The Company is not obligated to sell to a broker or dealer any Interests that have not been placed with Qualified Investors. The Distributor expects to deliver the Interests to the investors on or about the first Closing Date, or such earlier or later date as the Distributor may determine.

     Neither the Distributor nor any other broker or dealer is obligated to buy from the Company any of the interests.


     Once a prospective investor's order is received, a confirmation will be sent to the investor. Thereafter, the investor's purchase amount will be deposited into an escrow account set up at the Company's custodian as escrow agent (the "Escrow Agent") for the benefit of the investors. In connection with the first closing, any interest collected on the funds will be paid to investors on the Closing Date.


     The Company has agreed to indemnify the Distributor, each Placement Agent, its affiliates, the Adviser and certain other persons against certain liabilities and expenses not related to the indemnitee's bad faith or gross negligence.

Placement Fees


     Entities may be retained by the Distributor to assist in the placement of Interests. These entities ("Placement Agents"), which may be affiliated with the Adviser, will generally be entitled to receive a placement fee at the time of purchase from each investor purchasing a Series A Interest through a Placement Agent. The placement fee is a sales commission similar to a sales load charged by a traditional mutual fund. The specific maximum amount of a placement fee will be determined by the size of the investment, as follows:


                  INVESTMENT AMOUNT              MAXIMUM PLACEMENT FEE AS A % OF
                  -----------------              -------------------------------
                                                         OFFERING PRICE
                                                         --------------

                 Less than $100,000                            3%

          $100,000, but less than $300,000                     2%

          $300,000, but less than $500,000                     1%

                 $500,0000, and over                           0%



     The placement fee will be added to a prospective investor's subscription amount; it will not constitute a capital contribution made by the investor to the Company nor part of the assets of the Company. Under a right of accumulation offered by the Company, the amount of each additional investment in the Company by a Member will be aggregated with the amount of the Member's initial investment and any other additional investments in determining the applicable sales load. The right of accumulation also permits an investor's investment in the Company to be combined with investments made by the investor's spouse, or for individual accounts (including IRAs and 403(b) Plans), joint accounts of such persons, and for trust or custodial accounts on behalf of their children who are minors. A fiduciary can count all Interests purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at the current offering price, of Interests previously purchased and currently owned to the value of Interests currently purchased to determine the sales load rate that applies. The reduced sales load will apply only to current purchases. An investor must request the reduced sales load when making an investment.

     To be eligible to receive a waiver of the sales load or special sales load rate applicable under the right of accumulation, an investor must advise the Distributor or the selling broker or dealer when making an investment.

     The full amount of the sales load is reallowed by the Distributor to selling brokers and dealers. In addition, the Distributor (or one of its affiliates) may pay from its own resources additional compensation to brokers and dealers. The maximum underwriting compensation to be paid to underwriters and related persons in connect with the initial offering of Interests will not exceed 8% of the initial gross proceeds of Interests sold. Such compensation consists of the maximum sales load of 3.0% and the additional compensation and distribution fees described above.

     In certain cases, the initial sales load that applies to purchases of Series A Interests may be waived in recognition of the realization of the economies of sales efforts by the Distributor, or by dealers or other financial institutions that offer Interests to certain classes of investors.

     For the purposes of some of the waivers described below, the term "Retirement Plan" refers to the following types of plans:

     (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,

     (2)   non-qualified deferred compensation plans,

     (3)   employee benefit plans(1)

     (4)   Group Retirement Plans(2)

     (5)   403(b)(7) custodial plan accounts

     (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

     The interpretation of these provisions as to the applicability of a waiver in a particular case is in the sole discretion of the Distributor. These waivers may be amended or terminated at any time by the Company or the Distributor.



-------------------------------
(1) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Interests are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

(2) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with Distributor and all members of the group participating in (or who are eligible to participate in) the plan to purchase Interests through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Interests through a single investment dealer, broker or other financial institution that has made special arrangements with OFDI enabling those plans to purchase Interests.

     Waivers must be requested by the investor and/or the investor's broker or dealer at the time of purchase.

Waivers of Sales Load for Certain Purchasers.

     Interests purchased by the following investors are not subject to any sales load (and no commissions to brokers or dealers are paid by the Distributor on such purchases):

     o  Adviser or its affiliates.

     o Present or former officers, directors, trustees and employees (and their "immediate families") of the Company, Adviser and its affiliates, and trusts or retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

     o Registered management investment companies, or separate accounts of insurance companies having an agreement with Adviser or Distributor for that purpose.

     o Dealers or brokers that have a sales agreement with Distributor, if they purchase Interests for their own accounts or for retirement plans for their employees.

     o Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to Distributor) or with Distributor. The purchaser must certify to Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

     o Dealers, brokers, banks or registered investment advisers that have entered into an agreement with Distributor providing specifically for the use of Interests in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or adviser for the purchase or sale of Interests.

     o Investment advisers and financial planners who have entered into an agreement for this purpose with Distributor and who charge an advisory, consulting or other fee for their services and buy Interests for their own accounts or the accounts of their clients.

     o "Rabbi trusts" that buy Interests for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with Distributor for those purchases.

     o Clients of investment advisers or financial planners (who have entered into an agreement for this purpose with Distributor) who buy Interests for their own accounts may also purchase Interests without a sales load but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which Distributor has made such special arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing Interests.

     o [Accounts for which Adviser or an affiliate (or its successor) is the investment adviser (Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.]

     o A unit investment trust that has entered into an appropriate agreement with Distributor.

     o Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with Distributor to sell Interests to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

     o Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with Distributor for those purchases.

Waivers of Sales Load in Certain Transactions.

     Interests issued or purchased in the following transactions are not subject to sales loads (and no commissions to brokers or dealers are paid by Distributor on such purchases):

     o Interests issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Company is a party.

     o Interests purchased by the reinvestment of distributions reinvested from the Company.

     o Interests purchased through a broker-dealer that has entered into a special agreement with Distributor to allow the broker's customers to purchase and pay for Interests using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by Adviser or any of its affiliates) on which an initial sales charge was paid. This waiver must be requested when the purchase order is placed for Interests, and Distributor may require evidence of qualification for this waiver.

     o Interests purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which Adviser or an affiliate acts as sponsor.

     With Series C Interests, an investor will not pay a sales charge when it initially invests in the Company, however if an investor tenders its Interests for repurchase within 12 months of investing, it will be charged a 1.00% contingent deferred sales load of the amount repurchased. The deferred sales load may be waived or varied in the Company's discretion.


               REDEMPTIONS, REPURCHASES AND TRANSFERS OF INTERESTS

No Right of Redemption

     No Member or other person holding an Interest, or a portion of an Interest acquired from a Member, will have the right to require the Company to redeem the Interest or any portion of it. No public market for Interests exists, and none will develop in the future. Consequently, Members will not be able to liquidate their investment other than as a result of repurchases of Interests by the Company, as described below.

Repurchases of Interests


     The Company may from time to time repurchase Interests or portions of them from Members in accordance with written tenders by Members at those times and on terms and conditions as the Board of Directors may determine. In determining whether the Company should offer to repurchase Interests or portions of them from Members, the Board of Directors will consider the recommendation of the Adviser. The Adviser expects that it will not recommend to the Board of Directors that the Company offer to repurchase Interests from Members until December 31, 2003. The Adviser expects that it will recommend to the Board of Directors that, after that date, the Company offer to repurchase Interests from Members semi-annually, on each June 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). In determining whether to accept such a recommendation, the Board of Directors will consider the following factors, among others:


     o whether any Members have requested to tender Interests or portions of Interests to the Company;

     o  the liquidity of the Company's assets;

     o  the investment plans and working capital requirements of the Company;

     o the relative economies of scale of the tenders with respect to the size of the Company;

     o the history of the Company in repurchasing Interests or portions of them;

     o the availability of information as to the value of the Company's interests in the Investment Funds;

     o  the existing economic condition of the securities markets; and

     o any anticipated tax consequences to the Company of any proposed repurchases of Interests or portions of them.

     The Company will repurchase Interests or portions of them from Members pursuant to written tenders on terms and conditions that the Board of Directors determines to be fair to the Company and to all Members or persons holding Interests acquired from Members, or to one or more classes of Members, as applicable. The value of a Member's Interest (or the portion of it) that is being repurchased will be equal to the value of the Member's capital account (or the portion of it being repurchased) as of the date of the repurchase, after giving effect to all allocations that are made as of that date. When the Board of Directors determines that the Company will repurchase Interests or portions of them, notice will be provided to Members describing the terms of the offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members deciding whether to tender their Interests or portions of them during the period that a repurchase offer is open may obtain the net asset value of their Interests by contacting the Adviser during the period.

     Repurchases of Interests or portions of them from Members by the Company may be paid, in the discretion of the Company, in cash, or by the distribution of securities in kind or partly in cash and partly in kind. The Company, however, expects not to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the

Company or on Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by the Company of all eligible written tenders of Interests or portions of them from Members. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Members on a proportional basis.

     In light of liquidity constraints associated with the Company's investments in Investment Funds and that the Company may have to effect withdrawals from those Funds to pay for Interests being repurchased, the Company expects to employ the following repurchase procedures:

     o When the Board determines that the Company will repurchase Interests (or portions of them), written notice will be provided to Members seeking the submission of non-binding notifications of tender. Interests or portions of them will be valued as of the date on which Interests are to be repurchased (the "Valuation Date"), which is generally expected to be June 30 or December 31, in amount no greater than 5% of outstanding Interests at each such date. A Member choosing to tender an Interest or a portion of an Interest for repurchase is asked to provide a non-binding notification to the Company (the "Notification") by the date specified in the notice describing the terms of the offer, which generally will be 60 calendar days before the Valuation Date (the "Notification Date"), provided that the Notification shall become a binding offer of tender if not withdrawn by the Member by written notice to the Company prior to the 30th calendar day before Valuation Date (the "Expiration Date"). Members will be permitted to tender their Interests with respect to any repurchase offer until the Expiration Date.

     o Promptly after the Notification Date, the Company will establish the amount of Interests that it intends to accept for repurchase on the Valuation Date, based on the Notifications received by the Company.

     o In the event that the amount of Interests tendered by Members as of the Expiration Date exceeds the amount of Interests specified in the Notifications, the Company may in its sole discretion choose to accept for repurchase a lesser amount of the Interests than it intended to accept based on the information available as of the Notification Date. In such event, the Company will repurchase the Interests tendered on a pro rata basis, disregarding fractions, according to the relative amounts of Interests tendered by each Member as of the Expiration Date.


     o Promptly after the Expiration Date, the Company will give to each Member whose Interest or portion of an Interest has been accepted for repurchase a payment in an amount equal to the value of the repurchased Interest (or portion of Interest), determined as of the Valuation Date. The determination of the value of Interests as of the Valuation Date is subject to adjustment based upon the results of the next annual audit of the Company's financial statements. The payment will be made promptly after the Valuation Date.

     o A second payment in respect of the repurchase may be made in an amount equal to the excess, if any, of (1) the value of the repurchased Interest (or portion of the Interest), determined as of the Valuation Date and based upon the results of the annual audit of the Company's financial statements for the year in which the Valuation Date occurs, over (2) the initial payment described above. The Adviser anticipates that the annual audit of the Company's financial statements will be completed within 60 days after the end of each fiscal year of the Company and that any second payment will be made promptly after the completion of the audit.

     o Although the amounts required to be paid by the Company will generally be paid in cash, the Company may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities. The ability of the Company to pay amounts due by in-kind distributions will in certain circumstances be impacted by restrictions on in-kind distributions to which the Investment Funds may be subject.

     If modification of the Company's repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Directors will adopt revised procedures reasonably designed to provide Members substantially the same liquidity for Interests as would be available under the procedures described above.

     Payment for repurchased Interests and portions of Interests may require the Company to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, may increase the Company's expense ratio or reduce available investment opportunities by reducing its size, and may increase the Company's investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Directors, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Interests and portions of Interests, and may borrow money to avoid liquidations. If the Company borrows to finance repurchases, interest on that borrowing will negatively affect investors who do not tender their Interests into a repurchase offer by increasing the Company's expenses and reducing any net investment income. To the extent the Company finances repurchase proceeds by selling Company investments, the Company may hold a larger proportion of its total assets in less liquid securities. Also, uncertainties about valuation of the Company's assets as described above may affect repurchase price.

     A Member tendering for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance of at least $25,000 after giving effect to the repurchase. If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Company reserves the right to reduce the amount to be repurchased from the Member so that the required minimum balance is maintained.

     The Company may repurchase an Interest, or portion of an Interest, of a Member or any person acquiring an Interest or portion of the Interest from or through a Member without consent or other action by the Member or other person, or cause a Member to sell its Interests to another Member at the most recently calculated net asset value of such Interest, if the Board in its sole discretion determines that:

     o the Interest or portion of it has been transferred or the Interest or a portion of it has vested in any person other than by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetence of a Member;

     o ownership of the Interest or portion of the Interest by a Member or other person is likely to cause the Company to be in violation of, or require registration of any Interest or portion of any Interest under, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

     o continued ownership of the Interest or portion of the Interest may be harmful or injurious to the business or reputation of the Company, the Board of Directors, the Adviser, or any of its affiliates, or may subject the Company or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;

     o any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion of the Interest was not true when made or has ceased to be true; or

     o it would be in the best interests of the Company for the Company to repurchase the Interest or a portion of the Interest.

     In the event that the Adviser or any of its respective affiliates holds an Interest or portion of Interest in the capacity of a Member, the Interest or a portion of it may be tendered for repurchase in connection with any repurchase offer made by the Company.


     In addition to the contingent deferred sales charge that may be imposed on Series C Members whose Interests are repurchased within twelve (12) months of their purchase, the Company may allocate to tendering Members' withdrawal or similar charges imposed by Investment Funds if the Adviser determined to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Company.


     The LLC Agreement provides that the Company shall be dissolved if it has not commenced a tender offer for at least 5% of its outstanding Interests within a period of two (2) years after an investor requests in writing that the Company do so.

Transfers of Interests

     Except as otherwise described below, no person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. Interests or portions of Interests held by a Member may be transferred only:

     o by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of the Member; or

     o under certain limited circumstances, with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

     Unless the Company consults with counsel to the Company and counsel confirms that the transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation, the Board generally will not consent to a transfer unless the following conditions are met:

     o  the transferring Member has been a Member for at least six months;

     o the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Interests or portions of Interests; and

     o the transfer is (1) (a) one in which the tax basis of the Interest or portion of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member, for example, certain transfers to affiliates, gifts and contributions to family entities, and (b) to members of the transferring Member's immediate family (siblings, spouse, parents or children), or (2) a distribution from a qualified retirement plan or an individual retirement account.

     Notice to the Company of any proposed transfer of an Interest or portion of an Interest must include evidence satisfactory to the Board that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Company with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million. Notice of a proposed transfer of an Interest must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Board will not consent to a transfer of an Interest or portion of an Interest by a Member unless the transfer is to a single transferee or after the transfer of a portion of the Interest, the balance of the capital account of each of the transferee and transferor is not less than $25,000. A Member transferring an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer. In connection with any request to transfer Interests, the Board may require the Member requesting the transfer to obtain, at the Member's expense, an opinion of counsel selected by the Board as to such matters as the Board may reasonably request.

     Any transferee acquiring an Interest or portion of an Interest by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetence of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Interest or portion of the Interest so acquired, to transfer the Interest or portion of Interest in accordance with the terms of the LLC Agreement and to tender the Interest or portion of the Interest for repurchase by the Company, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the LLC Agreement. If a Member transfers an Interest or portion of the Interest with the approval of the Board, the Company will promptly take all necessary actions so that each transferee or successor to whom the Interest or portion of the Interest is transferred is admitted to the Company as a Member.

     In subscribing for an Interest or portion of an Interest, a Member agrees to indemnify and hold harmless the Company, the Board of Directors, the Adviser, the Administrator each other Member and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

                                   TAX ASPECTS

     The following is a summary of certain aspects of the income taxation of the Company and its Members that should be considered by a prospective Member. The Company has not sought a ruling from the Internal Revenue Service (the "IRS") or any other U.S. federal, state or local agency with respect to any tax matters affecting the Company, nor, except as noted below, has it obtained an opinion of counsel with respect to any of those matters.

     The summary of the U.S. federal income tax treatment of the Company set out below is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in effect on the date of this Private Placement Memorandum, all of which are subject to change possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Company. Nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as insurance companies. Each prospective Member should consult with his, her or its own tax advisor in order fully to understand the U.S. federal, state, local and non-U.S. income tax consequences of an investment in the Company. Entities exempt from U.S. federal income tax, should, in addition to reviewing the discussions below, focus on those sections of this Private

Placement Memorandum regarding liquidity and other financial matters to determine whether the investment objectives of the Company are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of the Company's Operations

     Classification of the Company. The Company will receive an opinion of Holland & Knight LLP, counsel to the Company, to the effect that based on the Code and the Regulations, as in effect on the date of the opinion, as well as under relevant authority interpreting the Code and the Regulations, and certain representations of the Adviser, the Company will be treated as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation. Holland & Knight LLP also will provide the Company with an opinion to the effect that, based upon, among other things, the restrictions on transferability of the Interests in the Company and the limitations on any right to have the Interests repurchased by the Company at the request of the Member, the anticipated operations of the Company and certain representations of the Adviser, the interests in the Company will not be readily tradable on a secondary market (or the substantial equivalent of such a market) and, therefore, that the Company will not be treated as a "publicly traded partnership" taxable as a corporation.

     The opinions of counsel to be received by the Company are not binding on the IRS or the courts. If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes (as a result of, for example, a successful challenge to the opinions by the IRS, changes in the Code or the Regulations or judicial interpretations of the Code and/or the Regulations, a material adverse change in facts, or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by the Company; distributions of that income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Company; and Members would not be entitled to report profits or losses realized by the Company. The balance of the discussion below is based on the assumption that the Company will be treated as a partnership for U.S. federal income tax purposes. Unless otherwise indicated, references in the discussion to the tax consequences of the Company's investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Company, and those indirectly attributable to the Company as a result of it being an investor in an Investment Fund.

     As an entity taxed as a partnership, the Company will not itself be subject to U.S. federal income tax. The Company will file an annual partnership information return with the IRS that reports the results of its operations. Each Member will be required to report separately on the Member's income tax return the Member's distributive share of the Company's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member will be taxed on the Member's distributive share of the Company's taxable income and gain regardless of whether the Member has received or will receive a distribution from the Company. Companies such as the Company with 100 or more partners may elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items, and the handling of Company audits. Among the items that would be affected by the election are the calculation of long-term capital gains and the tax treatment of expenses, if any, that are treated as itemized deductions by the partners. If the Company is eligible, the Board of Directors may elect to have such rules and procedures apply to the Company if it believes that they may be beneficial to a majority of the Members. Once the election is made, it cannot be revoked without the consent of the IRS. No assurance can be given that, if the election is made, the anticipated benefits will be realized. In addition, the election could in some cases have an adverse effect on the Members.

     Allocation of Profits and Losses. Under the LLC Agreement, the Company's net capital appreciation or net capital depreciation for each accounting period of the Company is allocated among the Members and to their capital accounts without regard to the amount of income or loss recognized by the Company for U.S. federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit recognized by the Company for each taxable year generally are to be allocated for income tax purposes among the Members pursuant to the Regulations, based upon amounts of the Company's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior taxable years.

     The Board of Directors may specially allocate items of Company capital gain or loss (including short-term capital gain or loss) or ordinary income or loss to a withdrawing Member to reduce the difference, if any, between the aggregate amounts allocated to such Member's capital account and the aggregate amount of tax items allocated to such Member. No assurance can be given that, if the Board of Directors makes such a special allocation, the IRS will accept the allocation. If the allocation were successfully challenged by the IRS, the Company's gains allocable to the remaining Members could be increased.

     Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) if a partnership election has been made under
Section 754 of the Code. Under the LLC Agreement, at the request of a Member, the Board of Directors, in its sole discretion, may cause the Company to make such an election. Any such election, once made, cannot be revoked without the consent of the IRS. The effect of any such election may depend upon whether any Investment Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement an election, the Board of Directors currently does not intend to make an election.

     The Board of Directors decides how to report the partnership items on the Company's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the IRS disclosing the inconsistency. In light of the uncertainty and complexity of certain applicable U.S. tax laws, the IRS may not agree with the manner in which the Company's items have been reported. In the event the income tax returns of the Company are audited by the IRS, the tax treatment of the Company's income and deductions generally will be determined at the Company level in a single proceeding rather than by individual audits of the Members. The Adviser will be the Company's "Tax Matters Partner" and in that capacity will have the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Company items.

Tax Consequences to a Withdrawing Member

     A Member receiving a cash liquidating distribution from the Company, in connection with a complete or partial withdrawal from the Company, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by the Member and the Member's adjusted tax basis in his, her or its Interest. The capital gain or loss will be short-term or long-term, depending upon the Member's holding period for his, her or its Interest. A withdrawing Member will, however, recognize ordinary income to the extent the Member's allocable share of the Company's "unrealized receivables" exceeds the Member's basis in the unrealized receivables (as determined under the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Company will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds the Member's adjusted tax basis in his, her or its Interest (except that a Member could recognize ordinary income, nevertheless, with respect to a reduction in its share of "unrealized receivables").

     The Board of Directors may specially allocate items of Company capital gain or loss (including short-term capital gain or loss) or ordinary income or loss to a withdrawing Member to reduce the difference, if any, between the aggregate amounts allocated to such Member's capital account and the aggregate amount of tax items allocated to such Member. The special allocation may result in the withdrawing Member's recognizing short-term capital gain or ordinary income of long-term capital gain during the tax year in which the Member receives its liquidating distribution upon withdrawal.

     Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable, except that a distribution consisting of marketable securities generally is recharacterized as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" and the recipient is an "eligible partner" within the meaning of the Code. The Board of Directors will determine at the appropriate time whether the Company qualifies as an "investment partnership". If the Company qualifies, and if a Member is an "eligible partner", which term should include a Member whose contributions to the Company consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Company Investments

     In General. The Company expects that it and the Investment Funds will act as a trader or investor, and not as a dealer, with respect to securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts, whereas a dealer is a person who purchases securities for resale to customers rather than for investment or speculation.

     Gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. The Company expects that its gains and losses from its securities transactions and the gains and losses from the Investment Funds typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Company, or an Investment Fund, maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. Special rules, however, apply to the characterization of capital gain realized with respect to certain regulated futures contracts, non-U.S. currency forward contracts, and certain options contracts that qualify as (or qualify for treatment as) "Section 1256 Contracts", which are discussed below. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to certain non-U.S. regulated contracts and options contracts may serve to alter the manner in which the Company's or the Investment Fund's holding period for a security is determined or may otherwise affect the characterization as short term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Company or the Investment Funds.

     The Company may acquire a Derivative position with respect to other Investment Funds, which may be treated as constructive ownership of the other fund. A constructive ownership transaction includes holding a long position under a notional principal contract or entering into a forward or futures contract with respect to certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets when the options have substantially equal strike prices and contemporaneous maturity dates. If the Company has long-term capital gain from a "constructive ownership transaction", the amount of the gain that may be treated as long-term capital gain by the Company is limited to the amount that the Company would have recognized if it had been holding the financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, an interest charge is imposed with respect to any amount recharacterized as ordinary income on the underpayment of tax for each year that the constructive ownership was open.

     The Company may realize ordinary income from dividends with respect to shares of stock and accruals of interest on debt obligations. The Company or an Investment Fund may hold debt obligations with "original issue discount", in which case, the Company would be required to include amounts in taxable income on a current basis even though receipt of those amounts may occur in a subsequent year. The Company or an Investment Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Company generally would be required to treat gain realized as interest income to the extent of the market discount or its share of such market discount in the case of an obligation held by an Investment Fund that accrued during the period the debt obligation was held by the Company or an Investment Fund. The Company may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain Derivatives, such as the periodic payments from swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Company or an Investment Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate, non-managing Member, may be subject to restrictions on their deductibility.

     Gain recognized by the Company or an Investment Fund from certain "conversion transactions" will be treated as ordinary income. In such a transaction, substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. Included among conversion transactions specified in the Code and the Regulations are: (1) the holding of any property (whether or not actively traded) and entering into a contract to sell the property (or substantially identical property) at a price determined in accordance with the contract, but only if the property was acquired and the contract was entered into on a substantially contemporaneous basis, (2) certain straddles, (3) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (4) any other transaction specified in Regulations.

     Members may be treated as owning positions held by the Company, including positions held by the Company through different investment advisory agreements or Investment Funds. Those positions, and other positions held by a Member, may be treated as positions in a straddle as described below under "Effect of Straddle Rules on Members' Securities Positions".

     Currency Fluctuations. To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Company frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Company's investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. In particular, gains and losses of the Company or an Investment Fund on the acquisition and disposition of non-U.S. currency (for example, the purchase of non-U.S. currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Company or an Investment Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Company or an Investment Fund collects the receivables or pays the liabilities may be treated as ordinary income or ordinary loss.

     The Company or an Investment Fund may acquire non-U.S. currency forward contracts, enter into non-U.S. currency futures contracts and acquire put and call options on non-U.S. currencies. If the Company or an Investment Fund acquires currency futures contracts or option contracts, including those that are Section 1256 Contracts, or any currency forward contracts, however, any gain or loss realized by the Company with respect to the instruments will be ordinary, unless (1) the contract is a capital asset in the hands of the Company or an Investment Fund and is not a part of a straddle transaction and (2) an election is made (by the close of the day on which the transaction is entered) to treat the gain or loss attributable to the contract as capital gain or loss. If those conditions are met, gain or loss recognized on the contract will be treated as capital gain or loss; if the contract is a Section 1256 Contract,
Section 1256 will govern the character of any gain or loss recognized on the contract.

     Section 1256 Contracts. The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain options contracts. Section 1256 Contracts held by the Company or an Investment Fund at the end of a taxable year of the Company will be treated for U.S. federal income tax purposes as if they were sold by the Company or an Investment Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Company's or an Investment Fund's obligations under the Contract), must be taken into account by the Company in computing its taxable income for the year. If a Section 1256 Contract held by the Company or an Investment Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on the sale will be adjusted to reflect the gain or loss previously taken into account under the mark to market rules.

     Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains and losses. Gains and losses from certain non-U.S. currency transactions, however, will be treated as ordinary income and losses unless certain conditions described under "Currency Fluctuations; above, are not met. These gains and losses will be taxed under the general rules described above. If an individual taxpayer incurs a net capital loss for a year, the portion of the loss, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. A loss carried back to a year by an individual may be deducted only to the extent (1) the loss does not exceed the net gain on Section 1256 Contracts for the year and (2) the allowance of the carry back does not increase or produce a net operating loss for the year.

     Under recently enacted legislation, a "securities futures contract" is not treated as a Section 1256 contract, except, when it meets the definitions of a "dealer securities futures contract". A "securities futures contract" is any security future as defined in Section 3(a)(55)(A) of the Securities Exchange Act of 1934, as amended, which generally provides that a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. The Code provides that any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is considered as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates. As a result, if the underlying security would be a capital asset in the taxpayer's hands, then gain or loss on the securities futures contract would be capital gain or loss. In general, capital gain or loss from the sale or exchange of a securities futures contract to sell property (that is, the short side of such a contract) will be treated as short-term capital gain or loss.

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     Any "dealer securities futures contract" is treated as a Section 1256 contract. A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (2) is traded on a qualified board of trade or exchange.

     Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle". A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Under certain temporary Regulations, the Company (and any Investment Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily marking to market of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear, so no assurance can be given that a mixed straddle account election by the Company or the Investment Fund will be accepted by the IRS.

     Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Company's or an Investment Fund's hands. Except with respect to certain situations in which the property used to close a short sale has a long-term holding period on the date on which the short sale is entered into, gains on short sales generally will be short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Company or an Investment Fund for more than one year. Certain Regulations may suspend the running of the holding period of "substantially identical property" held by the Company or an Investment Fund.

     Gain or loss on a short sale will generally not be realized until the time at which the short sale is closed. If the Company or an Investment Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, however, the Company or an Investment Fund generally will recognize gain on the date it acquires the property as if the short sale was closed on that date with the property. If the Company or an Investment Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Company or an Investment Fund generally will recognize gain as if the appreciated financial position was sold at its fair market value on the date the Company or an Investment Fund enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if the position was acquired on the date of the constructive sale.

     Effect of Straddle Rules on Members' Securities Positions. The IRS may treat certain positions in securities held, directly or indirectly, by a Member and his, her or its indirect interest in similar securities held by the Company or an Investment Fund as "straddles" for U.S. federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to the securities. The Company will not generally be in a position to furnish to Members information regarding the securities positions of Investment Funds that would permit a Member to determine whether his, her or its transactions in securities also held by Investment Funds should be treated as offsetting positions for purposes of the straddle rules.

     Limitation on Deductibility of Interest and Short Sale Expenses. The Code limits the ability of noncorporate taxpayers to deduct "investment interest", which is interest on indebtedness, and

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any amount allowable as a deduction in connection with property used in a short sale, that is properly allocable to property held for investment. Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income", consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses treated as interest). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on the amount at ordinary income tax rates.

     The Company's (or an Investment Fund's) activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Company's (or an Investment Fund's) operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of his, her or its distributive share of the Company's ordinary losses attributable to interest and short sale expenses unless he, she or it had sufficient investment income from all sources including the Company. A Member that could not deduct interest or short sale expenses currently as a result of the application of the provisions described above would be entitled to carry forward such expenses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance his, her or its investment in the Company. Potential investors should consult their own tax advisors with respect to the application of the investment interest limitation to their particular tax situations.

     Deductibility of Company Investment Expenditures by Noncorporate Members. Investment expenses including, for example, investment advisory fees of an individual, trust or estate are generally deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2002, $137,300 or $68,650 for a married person filing a separate return) to deduct these investment expenses. Under the Code, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent the excess expenses (along with certain other itemized deductions) exceed the lesser of (1) 3% of the excess of the individual's adjusted gross income over the specified amount; or (2) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, these investment expenses are miscellaneous itemized deductions that are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

     Under certain Temporary Regulations, the limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of the Company. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of the Company (including the Management Fee, and any fee payable to an Underlying Manager, to the extent these expenses are allocable to an Investment Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the Company). The Company intends to treat its expenses attributable to an Investment Fund that it determines is engaged in trade or business within the meaning of the Code or to the trading activity of the Company as not being subject to these limitations, although no assurance can be given that the IRS will agree with the treatment.

     The consequences of the Code's limitations on the deductibility of investment expenditures will vary depending upon the particular tax situation of each taxpayer. For that reason, noncorporate Members should consult their tax advisors with respect to the application of these limitations to their situation.

     Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income that is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Under certain temporary Regulations, income or loss from the Company's securities investment and trading activity generally will not constitute income or loss from a passive activity. Passive losses from other sources generally could not be deducted against a non-managing Member's share of such income and gain from the Company. Income or loss attributable to the Company's investment in a partnership engaged in a non-securities trade or business may, however, constitute passive activity income or loss.

     "Phantom Income" from Company Investments. Under various "anti-deferral" provisions of the Code (the "passive foreign investment company" "controlled foreign corporation," and "personal holding company" provisions), investments, if any, by the Company in certain foreign corporations may cause a Member (1) to recognize taxable income prior to the Company's receipt of distributable proceeds, (2) pay an interest charge on receipts that are deemed as having been deferred, or (3) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain. In addition, such an investment may cause a Member to incur certain reporting obligations to the IRS. For that reason, Members should consult their tax advisers with respect to the application of such reporting requirements. The Company will attempt to assist members by providing information required for such filing, but may be limited in its ability to do so to the extent it depends on Investment Funds for such information.

Non-U.S. Taxes

     Certain dividends and interest directly or indirectly received by the Company from sources outside the U.S. may be subject to non-U.S. withholding taxes. In addition, the Company or an Investment Fund may be subject to non-U.S. capital gains taxes imposed by countries in which they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such non-U.S. taxes. The Company cannot predict in advance the rate of non-U.S. tax it will directly or indirectly pay, as the amount of the Company's assets to be invested in various countries is not known at this time.

     The Members will be informed by the Company as to their proportionate share of the non-U.S. taxes paid by the Company or an Investment Fund that they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes. A tax-exempt Member will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

     An organization that is exempt from U.S. federal income tax is generally not subject to such tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner. This type of income is exempt (subject to the discussion of "unrelated debt financed income" below) even if it is realized from securities trading activity that constitutes a trade or business.

     This general exemption available to an exempt organization from U.S. federal income tax does not apply to the "unrelated business taxable income" ("UBTI") of such an organization. Except as noted above with respect to certain categories of exempt trading activity, UBTI generally includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function.

     UBTI includes not only trade or business income or gain or gain as described above, but also "unrelated debt-financed income". This latter type of income generally consists of (1) income derived

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by an exempt organization (directly or through a partnership) from income-producing property with respect to which "acquisition indebtedness" is incurred at any time during the taxable year; and (2) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is acquisition indebtedness at any time during the twelve-month period ending with the date of the disposition.

     The Company may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the IRS that indicates that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Company will treat its short sales of securities as not involving "acquisition indebtedness" and not resulting in UBTI. Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI. To the extent the Company recognizes income in the form of dividends and interest from securities with respect to which "acquisition indebtedness" is incurred during a taxable year, the percentage of the income that will be treated as UBTI generally will be equal to the amount of the income times a fraction, the numerator of which is the "average acquisition indebtedness" incurred with respect to the securities, and the denominator of which is the "average amount of the adjusted basis" of the securities during the taxable year.

     To the extent the Company recognizes gain from securities with respect to which "acquisition indebtedness" is incurred at any time during the twelve-month period ending with the date of their disposition, the portion of the gain that will be treated as UBTI will be equal to the amount of the gain times a fraction, the numerator of which is the highest amount of the "acquisition indebtedness" with respect to the securities, and the denominator of which is the "average amount of the adjusted basis" of the securities during the taxable year. In determining the unrelated debt-financed income of the Company, an allocable portion of deductions directly connected with the Company's debt-financed property will be taken into account. In making such a determination, for instance, a portion of losses from debt-financed securities (determined in the manner described above for evaluating the portion of any gain that would be treated as UBTI) would offset gains treated as UBTI.

     The calculation of the Company's "unrelated debt-financed income" will be complex and will depend on the amount of leverage used by the Company from time to time; the amount of leverage used by Investment Funds; and other UBTI generated by those Funds. As a result of this complexity, the Company cannot predict the percentage of its income and gains that will be treated as UBTI for a Member that is an exempt organization. An exempt organization's share of the income or gains of the Company that is treated as UBTI may not be offset by losses of the exempt organization either from the Company or otherwise, unless the losses are treated as attributable to an unrelated trade or business (such as, for example, losses from securities for which acquisition indebtedness is incurred).

     To the extent that the Company generates UBTI, the applicable U.S. federal tax rate for an exempt Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt Member. An exempt organization may be required to support, to the satisfaction of the IRS, the method used to calculate its UBTI. The Company will report to a Member that is an exempt organization information as to the portion of its income and gains from the Company for each year that will be treated as UBTI. The calculation of UBTI with respect to transactions entered into by the Company is highly complex, and for that reason, no assurance can be given that the Company's calculation of UBTI will be accepted by the IRS.

     In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Company's income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments that are not treated as UBTI. The possibility of realizing UBTI from its investment in the Company generally should not, as a result, affect the tax-exempt status of an exempt organization. A charitable remainder trust will not be exempt from U.S. federal income tax under the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Company.

Certain Matters Relating to Specific Exempt Organizations

     Private Foundations. Private foundations and their managers are subject to U.S. federal excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes". This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

     Tax-exempt organizations that are private foundations, with certain exceptions, are subject to a 2% U.S. federal excise tax on their "net investment income". The rate of the excise tax for any taxable year may be reduced to 1% if a private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

     To avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return", defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with those assets. A private foundation's investment in the Company would most likely be classified as a nonfunctionally related asset. A determination that an Interest in the Company is a nonfunctionally related asset could cause cash flow problems for a prospective Member that is a private foundation; as such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Interest. This requirement would, however, be less burdensome to a private foundation to the extent that the value of its Interest is not significant in relation to the value of other assets it holds.

     In some instances, an investment in the Company by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. If a private foundation (either directly or together with a "disqualified person"), for example, acquires more than 20% of the capital interest or profits interest of the Company, the private foundation may be considered to have "excess business holdings". In such a case, the foundation may be required to divest itself of its Interest in seeking to avoid the imposition of an excise tax. The excise tax will not apply, however, if at least 95% of the gross income from the Company is "passive" within the applicable provisions of the Code and the Regulations. The Company believes that it will likely meet the 95% gross income test, although it can give no absolute assurance with respect to the matter. A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, rules similar to those discussed above generally govern their operations.

     Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, individual retirement accounts ("IRAs") and Keogh plans should consult their counsel as to the U.S. tax implications of investing in the Company.

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Certain State and Local Taxation Matters

     Prospective investors should consider, in addition to the U.S. federal income tax consequences described, potential state and local tax considerations in investing in the Company. The Company intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction. No assurance can be given, however, that the Company will be able to achieve this goal.

     State and local laws often differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Company generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Member is a resident. A partnership in which the Company acquires an interest may conduct business in a jurisdiction that will subject to tax a Member's share of the partnership's income from that business. A prospective Member should consult his, her or its tax advisor with respect to the availability of a credit for such tax in the jurisdiction in which the Member is a resident.

Non U.S. Taxpayers

     The preceding discussion addresses tax issues relevant to U.S. taxpayers. A Member that is not a U.S. person may have significantly different tax consequences, and as a result should consult its own tax adviser regarding both the U.S. and non-U.S. tax consequences of being a Member.

                              ERISA CONSIDERATIONS

     ERISA and Section 4975 of the Code impose certain requirements on employee benefit plans (as defined in Section 3(3) of ERISA) and plans described in
Section 4975(e)(1) of the Code ("Plans"). ERISA imposes general and specific responsibilities on persons who are "fiduciaries" for purposes of ERISA with respect to a Plan that is subject to ERISA ("an ERISA Plan"), including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the U.S. Department of Labor (the "DOL"), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the plan's portfolio, taking into account whether the investment is designed reasonably to further the plan's purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio's composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the plan; and
(4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the plan's funding objectives.

     Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL's regulations. The fiduciary should, for example, consider whether an investment in the Company may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the plan, the fiduciary may be held personally liable for losses incurred by the plan as a result of the breach.

     Because the Company will register as an investment company under the 1940 Act, the underlying assets of the Company would not be considered to be "plan assets" of Plans investing in the Company for purposes of ERISA's fiduciary responsibility rules and the prohibited transaction rules of ERISA and the Code. For that reason, neither the Adviser nor any of the Underlying

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Managers (including Direct Allocation Underlying Managers) will be fiduciaries with respect to ERISA Plans investing in the Company.

     The Board will require an ERISA Plan proposing to invest in the Company to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Company's investment objective, policies and strategies; and that the decision to invest plan assets in the Company was made with appropriate consideration of relevant investment factors with regard to the plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

     ERISA and the Code prohibit certain transactions between a Plan and persons who have certain specified relationships to such Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the
Code). Certain prospective Plan investors may currently maintain relationships with the Adviser or the Underlying Managers, or with other entities that are affiliated with the Adviser or the Underlying Managers. Each of the Adviser, the Underlying Managers and their affiliates may be deemed to be a party in interest or disqualified person to any Plan to which it provides investment management, investment advisory or other services. Plan investors should consult with counsel to determine if an investment in the Company is a transaction that is prohibited by ERISA or the Code. A Plan investing in the Company will be required to make certain representations, including representations that the decision to invest in the Company was made by a person that is independent of the Adviser, the Underlying Managers and their affiliates; that such person is duly authorized to make such investment decision; and that the Plan has not relied on any individualized advice or recommendation of the Adviser, an Underlying Manager or their affiliates, as a primary basis for the decision to invest in the Company.

     The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Private Placement Memorandum, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.


                    ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

     The Company will establish an Anti-Money Laundering Compliance Program (the "Program") if required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "USA PATRIOT Act"). If required in order to ensure compliance with this law, the Company's Program will provide for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement such Program would include, but not be limited to, determining that the Company's distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications to avoid transacting business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


               ADDITIONAL INFORMATION REGARDING THE LLC AGREEMENT

Arbitration

     Under the LLC Agreement, all controversies among Members, or between Members and the Company, are required to be submitted to arbitration in Delaware, in accordance with the commercial arbitration rules of the American Arbitration Association. The arbitration award shall be final and binding on the parties, and the Members are required to waive their right to seek remedies in court, including the right to a jury trial. Pre-arbitration discovery is different from and is generally more limited than court proceedings, the arbitrators' award is not required to include factual findings or legal reasoning, and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited. Although U.S. courts have determined securities laws, U.S. courts have not determined whether or not claimants may be required to arbitrate disputes under the 1940 Act.

Capital Structure

     Persons who purchase Interests in an offering being made hereby will be Members of the Company. The Adviser, or its successor as investment adviser of the Company, also will be a Special Advisory Member of the Company. In that regard, the Company has established a Special Advisory Account solely for the purpose of receiving the Incentive Allocation. The interest of the Special Advisory Member has no right to participate in the income or gains of the Company, no voting rights and no right to receive a share of the assets of the Company upon its liquidation, except to the extent that the Special Advisory Member has received or is entitled to receive the Incentive Allocation credited to the Special Advisory Account and all or a portion of that allocation has not been withdrawn. The Adviser may not contribute to the Company as Special Advisory Member.

Liability of Investors

     Investors in the Company will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an investor will not be liable for the debts, obligations or liabilities of the Company solely by reason of being an investor, except that the investor may be obligated to make capital contributions to the Company pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the investor. An investor may be required to contribute to the Company, whether before or after the Company's dissolution or after the investor ceases to be an investor, such amounts as the Company deems necessary to meet the Company's debts, obligations or liabilities (not to exceed for an investor, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the investor's interests and any other amounts received by the investor from the Company during or after the fiscal year to which any debt, obligation or liability of the Company is incurred).

Duty of Care of the Board, the Administrator and the Adviser

     The LLC Agreement provides that none of the Directors, the Administrator or the Adviser (including certain of their affiliates, among others) shall be liable to the Company or any of the investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, the Administrator and the Adviser (including certain of their affiliates, among others) by the Company, but not by the investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Company. None of these persons will be personally liable to any investor for the repayment of any balance in such investor's capital account or for contributions by such investor to the capital of the Company or by reason of any change in the federal or state income tax laws applicable to the Company or its investors. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director, the Administrator or the Adviser for any liability, including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the LLC Agreement

     The LLC Agreement may generally be amended, in whole or in part, with the approval of the Board of Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. Certain amendments to the LLC Agreement involving capital accounts and allocations to those accounts may not be made without the written consent of any Member adversely affected by the amendments or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Directors) to tender his, her or its entire Interest for repurchase by the Company.

Power of Attorney

     In subscribing for an Interest, an investor will appoint the Board of Directors as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company. This power of attorney, which will be contained in an investors' subscription agreement, is a special power-of-attorney and is coupled with an interest in favor of the Board of Directors and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Member of all or any portion of the Member's Interest, except that when the transferee of the Interest or portion of the Interest has been approved by the Board of Directors for admission to the Company as a substitute Member, or upon the withdrawal of a Member from the Company pursuant to a periodic tender or otherwise, the power of attorney given by the transferor will terminate.

                        TERM, DISSOLUTION AND LIQUIDATION


     The Company will be dissolved upon the affirmative vote to dissolve the Company by: (1) the Board of Directors and (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members. The Company will also be dissolved as required by operation of law, upon termination of the Investment Advisory Agreement; or as otherwise determined by the Board.


     Upon the occurrence of any event of dissolution, the Board of Directors or Adviser, acting as liquidator under appointment by the Board of Directors (or another liquidator, if the Board of Directors does not appoint the Adviser to act as liquidator or the Adviser is unable to perform this function) is charged with winding up the affairs of the Company and liquidating its assets. Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described above under the caption "Capital Accounts and Allocations - Allocation of Net Profits and Net Loss".


     Upon the liquidation of the Company, its assets will be distributed (1) first to satisfy the debts, liabilities and obligations of the Company (other than debts of Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, (3) to the Adviser to the extent of unpaid Incentive Allocation and (4) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a proportionate basis if the Board of Directors or liquidator determines that the distribution of assets in kind would be in the interests of the Members in facilitating an orderly liquidation.


                               REPORTS TO MEMBERS

     The Company will furnish to Members as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. An Underlying Manager's delay, however, in providing this information could delay the Company's preparation of tax information for investors, which likely will require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Company's annual report. The Company anticipates sending to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act. Members also will be sent reports regarding the Company's operations each month.

                                   FISCAL YEAR

     For accounting purposes, the Company's fiscal year is the 12-month period ending on the last calendar day of each June. The first fiscal year of the Company will commence on the Closing Date and will end on June 30, 2003. For tax purposes, the taxable year of the Company is the 12-month period ending December 31 of each year.

                          ACCOUNTANTS AND LEGAL COUNSEL


     The Board of Directors has selected PricewaterhouseCoopers LLP as the independent public accountants of the Company. PricewaterhouseCoopers LLP's principal business address is located at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103. Holland & Knight LLP, Orlando, Florida, serves as legal counsel to the Company and as legal counsel to the Adviser and its affiliates with respect to certain other matters.


                                    CUSTODIAN

     PFPC Trust Company (the "Custodian") serves as the custodian of the assets of the Company, and may maintain custody of such assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Directors. Assets of the Company are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                    INQUIRIES

     Inquiries concerning the Company and Interests (including information concerning subscription and withdrawal procedures) should be directed to:


                                Edward den Dooven
                             Telephone: 239-403-3030
                            Email: edendooven@ljh.com

                                   APPENDIX A



                       LIMITED LIABILITY COMPANY AGREEMENT


                              [See Exhibit 2(a)(2)]


                       APPENDIX B - SUBSCRIPTION AGREEMENT

                                    [omitted]

                           PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements:
As Registrant has no assets, financial statements are omitted.
(2) Exhibits:

(2)(a)(1) Certificate of Formation of Limited Liability Company.**

Filed herewith.
(2)(a)(2) Form of LLC Agreement*
(2)(b) Not Applicable.
(2)(c) Not Applicable.
(2)(d) See Item 24(2)(a)(2).
(2)(e) Not Applicable.
(2)(f) Not Applicable.
(2)(g) Investment Advisory Agreement.*
(2)(h) Placement Agent Agreement.*
(2)(i) Not Applicable.
(2)(j) Custody Agreement.*
(2)(k)(1) Administrative Agreement.*
(2)(k)(2) Escrow Agreement.*
(2)(l) Not Applicable.
(2)(m) Not Applicable.
(2)(n) Not Applicable.
(2)(o) Not Applicable.
(2)(p) Not Applicable.
(2)(q) Not Applicable.
(2)(r) Codes of Ethics.*

ITEM 25. MARKETING ARRANGEMENTS

Not Applicable.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

-----------------------
* To be filed by amendment.

** Previously filed.


All figures are estimates:

--------------------------------------------------------

Blue Sky Fees and Expenses (including fees
of counsel).....................$
--------------------------------------------------------
Transfer Agent fees..................N/A
--------------------------------------------------------
Accounting fees and expenses..........
--------------------------------------------------------
Legal fees and expenses...............
--------------------------------------------------------
Printing and engraving................N/A
--------------------------------------------------------
Offering Expenses....................N/A
--------------------------------------------------------
Miscellaneous.........................
--------------------------------------------------------
Total................................. $
--------------------------------------------------------


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     After completion of the private offering of Interests, Registrant expects that no person will be directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by Phoenix/LJH Alternative Investments LLC (the "Adviser"), the investment adviser to the Registrant. Information regarding the Adviser is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. _____).

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

Title of Class:  Limited Liability Company Interests

     Number of Record Holders: Registrant anticipates that as the result of the initial private offering of Interests there will be more than 100 record holders of such Interests.

ITEM 29. INDEMNIFICATION

     Reference is made to Section 3.7 of Registrant's Form of LLC Agreement (the "LLC Agreement") included in the Company's Private Placement Memorandum as Appendix A. Registrant hereby undertakes that it will apply the indemnification provision of the LLC Agreement in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

     Registrant, in conjunction with the Adviser and Registrant's Board of Directors, maintains insurance on behalf of any person who is or was an Independent Director, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF ADVISER

     A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser and each managing director, executive officer or partner of the Adviser is or has been, at any time during the past two calendar years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Registrant's Private Placement Memorandum in the section entitled "The Adviser."

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The Administrator maintains certain required accounting related and financial books and records of Registrant at 400 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Adviser at 2640 Golden Gate Parkway, Suite 205, Naples, Florida 34105.

ITEM 32. MANAGEMENT SERVICES

     Not applicable.

ITEM 33. UNDERTAKINGS

     Not Applicable.

                                    FORM N-2

                          PHOENIX-LJH ADVISORS FUND LLC

                                   SIGNATURES


     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Orlando, Florida on the 23rd day of October, 2002.


                                Phoenix - LJH Advisors Fund LLC

                                By: /s/Scott R. MacLeod
                                ------------------------------------------------
                                Name:  Scott R. MacLeod
                                Title: Authorized Person

                                    FORM N-2

                         PHOENIX - LJH ADVISORS FUND LLC

                                  EXHIBIT INDEX

      Exhibit Number     Document Description



                         None











ORL1 #711537 v5